Exhibit 1.1

Execution Version

ALPHA NATURAL RESOURCES, INC.

$300,000,000 4.875% CONVERTIBLE SENIOR NOTES DUE 2020

UNDERWRITING AGREEMENT

December 12, 2013

December 12, 2013

To the Manager named in Schedule I hereto

for the Underwriters named in Schedule II hereto

Ladies and Gentlemen:

Alpha Natural Resources, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several underwriters named in Schedule II hereto (the “Underwriters”), for whom you are acting as manager (the “Manager”), $300,000,000 aggregate principal amount of its 4.875% Convertible Senior Notes due 2020 (the “Firm Notes”), to be issued under the Indenture dated as of June 1, 2011 (the “Base Indenture”), among the Company, the Guarantors (as defined below) and Union Bank, N.A., as trustee (the “Trustee”) as supplemented by the fifth supplemental indenture, to be dated as of December 18, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors and the Trustee. In addition, the Company proposes to grant the Underwriters, acting severally and not jointly, an over-allotment option (the “Option”) to purchase up to an additional $45,000,000 aggregate principal amount of its 4.875% Convertible Senior Notes due 2020 (the “Option Notes” and, together with the Firm Notes, the “Notes”) if and to the extent that the Underwriters shall have determined to exercise the right to purchase such 4.875% Convertible Senior Notes due 2020 granted to the Underwriters in Section 2(b) hereof. The payment of principal, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed (the “Guarantees”) on a senior unsecured basis, jointly and severally, by each of the Company’s subsidiaries named on Schedule III hereto (the “Guarantors”). The Notes and the Guarantees are collectively referred to herein as the “Securities.” The Notes are convertible into cash shares of common stock, par value $0.01 per share (“Common Stock”) of the Company or a combination thereof, at the Company’s election, at the conversion rate set forth in the Indenture.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus on Form S-3, (the file number of which is set forth in Schedule I hereto), relating to securities (the “Shelf Securities”), including the Securities, to be issued from time to time by the Company. The registration statement as amended to the date of this Agreement, including the information (if any) deemed to be part of the registration statement at the time of effectiveness (the “Effective Time”) pursuant to Rule 430A or Rule 430B under the Securities Act of 1933, as amended (the “Securities Act”), is hereinafter referred to as the “Registration Statement,” and the related prospectus covering the Shelf Securities dated March 1, 2013 in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to

Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means any preliminary form of the Prospectus. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Permitted Free Writing Prospectus” means the documents listed on Schedule IV hereto and “Time of Sale Prospectus” means the documents and information set forth opposite the caption “Time of Sale Prospectus” in Schedule I hereto. As used herein, the terms “Registration Statement,” “Basic Prospectus,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein (the “Incorporated Documents”). The terms “supplement,” “amendment,” and “amend” as used herein with respect to the Registration Statement, the Basic Prospectus, the Time of Sale Prospectus, any preliminary prospectus or Permitted Free Writing Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1. Representations and Warranties. The Company and the Guarantors represent and warrant to and agree with each of the Underwriters:

(a) the Registration Statement has heretofore become effective under the Securities Act and has been filed with the Commission not earlier than three years prior to the applicable Closing Date; no stop order of the Commission preventing or suspending the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission;

(b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, will comply at the time of purchase, in all material respects, with the requirements of the Securities Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act); the Company has not received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering of Securities contemplated hereby, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act; as of the date hereof, the Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(5) under the Securities Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; each preliminary prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Securities Act; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, and complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase will comply, in all material respects, with the requirements of the Securities Act; each of the Time of Sale Prospectus and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Time of Sale Prospectus and the time of purchase in all material respects, with the requirements of the Securities Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Securities Act); as of the date hereof, the Time of Sale Prospectus did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of the date of any Time of Sale Prospectus and the time of purchase, the Prospectus, as then amended or supplemented, taken together with any Permitted Free Writing Prospectus, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 1(b) with respect to any statement contained in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus or any free writing prospectus in reliance upon and in conformity with Underwriter Information (as defined below). Each of the electronic roadshow and any other writing not otherwise referred to above provided to investors by the Company, when taken together with the Time of Sale Prospectus, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Securities by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Securities, in each case other than the preliminary prospectus and free writing prospectus, if any; the Company has not prepared, used or referred to any free writing prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Securities Act; the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Securities, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Securities contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Securities Act) related to the offering of the Securities contemplated hereby is solely the property of the Company;

(d) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except (i) where the failure to be so qualified or be in good standing would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, prospects, properties or results of operations of the Company and its subsidiaries (the “Subsidiaries”) taken as a whole (a “Material Adverse Effect”) and (ii) for jurisdictions not recognizing the legal concepts of good standing or qualification;

(e) each of the Guarantors that are significant subsidiaries, as such term is defined in Rule 1-02 of Regulation S-X under the Securities Act (each a “Significant Subsidiary”) has been duly incorporated or formed and is an existing limited liability company, corporation or limited partnership, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, with power and authority to own its properties and conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and each of the Significant Subsidiaries is duly qualified to do business as a foreign limited liability company, corporation or limited partnership, as applicable, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except (i) where the failure to be so qualified or be in good standing would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (ii) for jurisdictions not recognizing the legal concepts of good standing or qualification. All of the limited liability company membership interests, outstanding shares of capital stock (“Subsidiary Shares”) and limited partnership interests (collectively, the “Subsidiary Equity Interests”) of each of the Significant Subsidiaries have been duly authorized and, to the extent certificated, have been validly issued, and all Subsidiary Shares are fully paid and non-assessable. Except as would not reasonably be expected to result in a Material Adverse Effect, and except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Subsidiary Equity Interests are owned by the Company, directly or through subsidiaries, free from all liens, encumbrances and security interests, other than liens, encumbrances and security interests imposed in favor of the lenders under the Company’s Fourth Amended and Restated Credit Agreement, dated as of May 22, 2013, as amended by Amendment No. 1 thereto, dated as of October 2, 2013, among the Company, the lenders party thereto and Citicorp North America, Inc., as administrative agent and collateral agent (as amended, restated, supplemented or otherwise modified from time to time);

(f) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), has been duly authorized by the Company, has been, or prior to the applicable Closing Date will be, duly authorized by the Guarantors and, when executed and delivered by the Company, the Guarantors and the Trustee, will be a legal, valid and binding agreement of the Company and the Guarantors, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity;

(g) (1) the Notes have been duly authorized by the Company and the Guarantees have been, or prior to the applicable Closing Date will be, duly authorized by the Guarantors, and, when executed and delivered by the Company and the Guarantors, respectively, and duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms hereof, will constitute legal, valid and binding obligations of the Company and the Guarantors, respectively, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity, and will be entitled to the benefits of the Indenture and (2) the maximum number of shares of Common Stock issuable upon conversion of the Notes (including the maximum number of additional shares of Common Stock by which the Conversion Rate (as such term is defined in the Supplemental Indenture) for the Notes may be increased upon conversion in connection with a Make-Whole Fundamental Change (as such term is defined in the Supplemental Indenture) and assuming (x) the Company elects, upon each conversion of the Notes, to deliver solely shares of Common Stock, other than cash in lieu of any fractional share, in settlement of each such conversion and (y) the Option is exercised in full) (the “Maximum Number of Shares”) have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable, no holder of such shares will be subject to personal liability by reason of being such a holder, and the issuance of such shares upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company;

(h) the terms of this Agreement, the Securities and the Indenture conform or will conform as to legal matters to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus);

(i) this Agreement has been duly authorized, executed and delivered by the Company;

(j) none of the Company nor any of the Subsidiaries is (i) in violation of its respective certificate of incorporation, certificate of limited partnership or certificate of formation, as applicable, or by-laws, limited liability company agreement or limited partnership agreement, as applicable, or (ii) in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company or the Subsidiaries, taken as a whole, to which the Company or the Subsidiaries is a party or by which the Company or the Subsidiaries or their respective property is bound, except with respect to clause (ii) only, to the extent that such default would not reasonably be expected to have a Material Adverse Effect;

(k) the issuance and sale of the Securities and the execution, delivery and performance of this Agreement, the Indenture and the Securities (including the issuance of any Common Stock upon conversion of the Notes) and the consummation of the offering and sale of Securities contemplated hereby and thereby will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any applicable statute or any applicable rule, regulation or order of any governmental agency or body, or any court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their properties, (ii) any agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the properties of the Company or any of the Subsidiaries is subject, (iii) any applicable rule or applicable regulation of any self-regulatory organization or other non-governmental regulatory authority, (iv) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, (v) the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company or the certificate of incorporation or certificate of formation, as applicable, or by-laws or limited liability company agreement or limited partnership agreement, as applicable, of any Subsidiary, except, in the case of clauses (i), (ii), (iii) and (iv) for such breaches, violations or defaults as would not, individually or in the aggregate, have a Material Adverse Effect on the consummation of the offering and sale of Securities contemplated hereby by such parties. The Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement and to perform its obligations under the Indenture (including the issuance of any Common Stock upon conversion of the Notes);

(l) no consent, approval, authorization, license, or order of, or filing with, any governmental agency or body or any court or any regulatory authority, or approval of the stockholders of the Company, is required for the consummation of the offering and sale of Securities as contemplated by this Agreement and the Indenture in connection with the issuance and sale of the Securities or the performance by the Company of its obligations under the Indenture (including the issuance of any Common Stock upon conversion of the Notes) except for (i) the registration of the Securities under the Securities Act and under the Exchange Act and such consents, approvals, authorizations, orders, or filings as may be required to be obtained or made under state securities or “blue sky” laws or by the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and sale of the Securities by the Underwriters, (ii) approval of the New York Stock Exchange (“NYSE”) for listing of the Maximum Number of Shares and (iii) such consents, approvals, authorizations, licenses, orders, or filings which have been previously obtained or made or as to which the failure to so obtain or make would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on the consummation by the Company and the Guarantors of the offering and sale of Securities contemplated by this Agreement or the Indenture;

(m) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company any of the Subsidiaries and any person that would give rise to a valid claim against the Company any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the execution and delivery of this Agreement and the issuance and sale of the Securities;

(n) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement;

(o) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and the Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except for those which the failure to so possess would not reasonably be expected to have a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of the Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect;

(p) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no pending actions, suits or proceedings against or involving the Company any of the Subsidiaries or any of their respective properties that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, or to materially and adversely affect the ability of the Company or the Guarantors to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened in writing or, to the knowledge of the Company and the Guarantors contemplated;

(q) KPMG LLP, who have audited certain financial statements included or incorporated by reference in the Time of Sale Prospectus and the Prospectus, whose reports appear in the Time of Sale Prospectus and the Prospectus and who have delivered the initial letter referred to in Section 5(e) hereof, are independent public accountants as contemplated by the Securities Act;

(r) the financial statements, together with the related schedules and notes, included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates shown and their consolidated results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(s) there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Significant Subsidiaries, taken as a whole, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus;

(t) the Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(u) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and the Significant Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them that are material to the Company and the Significant Subsidiaries taken as a whole, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Registration Statement, the Time of Sale Prospectus and the

Prospectus, the Company and the Significant Subsidiaries hold any leased real or personal property that is material to the Company and the Significant Subsidiaries taken as a whole under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them; provided, that the Company and the Significant Subsidiaries shall not be deemed to hold a less than fully marketable leasehold interest solely because the consent of the lessor to future assignments has not been obtained;

(v) the Company and the Subsidiaries own, possess, have the right to use, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “Intellectual Property Rights”) necessary to conduct the business now operated by them, except for such failures to so own, possess or have the right to use or acquire such intellectual property rights which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and have not received any notice of infringement of, or conflict with, asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of the Subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(w) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no labor dispute with the employees of the Company or any of the Subsidiaries (except for routine disciplinary and grievance matters) exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(x) except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor any of the Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property that, to the knowledge of the Company, is contaminated with any substance that is subject to any environmental laws, is, to the knowledge of the Company, liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is, to the knowledge of the Company, subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and neither the Company nor the Guarantors is aware of any pending investigation which might reasonably be expected to lead to such a claim;

(y) the Company and the Significant Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or as required by law;

(z) the Company and each of the Significant Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(aa) the Company and the Significant Subsidiaries maintain disclosure controls and procedures (as defined as Rule 13a-15 of the Exchange Act) designed to ensure that information required to be disclosed by the Company, including its consolidated subsidiaries, in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder. The Company has carried out evaluations, under the supervision and with the participation of the Company’s management, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act;

(bb) neither the Company nor any of the Subsidiaries or affiliates, nor any director, officer, or employee, nor, to the Company’s knowledge, any agent or representative of the Company or of any of the Subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and the Subsidiaries and their affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein, except for any such failure to comply with such laws or failure to institute or maintain such procedures that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(cc) (i) neither the Company nor any of the Subsidiaries, nor any director, officer, or employee thereof, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or any of the Subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor

(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria);

(ii) the Company will not, directly or indirectly, use the proceeds of the offering of Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise);

(dd) each pension plan and welfare plan established or maintained by the Company and/or one or more of the Subsidiaries is in compliance with the currently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), except where noncompliance would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063 or 4064 of ERISA or any other liability under Title IV of ERISA that would reasonably be expected to have a Material Adverse Effect;

(ee) the operations of the Company and the Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, and the applicable anti-money laundering statutes of jurisdictions where the Company and the Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(ff) there is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 relating to loans and Sections 302 and 906 relating to certifications; and

(gg) the statements set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities, under the caption “Description of Securities” and “Description of Other Indebtedness,” insofar as they purport to constitute a summary of the terms of the Company’s material indebtedness, and under the captions “Description of Other Indebtedness Securities” and “Material U.S. Federal Income Tax Consequences,” insofar as they purport to describe the provisions of laws and documents referred to therein, are accurate, complete and fair in all material respects.

In addition, any certificate signed by any officer of the Company or any of the Guarantors and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company or such Guarantor, as the case may be, as to matters covered thereby, to each Underwriter.

2. Agreements to Sell and Purchase.

(a) The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of the Firm Notes set forth in Schedule II hereto opposite its name at the purchase price set forth in Schedule I hereto on the First Closing Date (as defined below).

(b) The Company hereby grants the Option to the Underwriters to purchase, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Option Notes at the same purchase price as the Underwriters shall pay for the Firm Notes. The Option may be exercised in whole or in part from time to time at any time not more than 30 days subsequent to the date of this Agreement upon notice in writing delivered by facsimile by Barclays Capital Inc. on behalf of itself and the other Underwriters to the Company. Such notice shall set forth the number of Option Notes as to which the Underwriters are exercising the Option and the date and time when such Option Notes are to be delivered and paid for, which may be the same date and time as the First Closing Date but shall not be earlier than the First Closing Date nor later than 10 full Business Days after such notice is given. Any such notice shall be given at least two Business Days prior to the date and time of delivery specified therein.

If any Option Notes are to be purchased, the amount of Option Notes to be purchased by each Underwriter shall be the amount of Option Notes which bears the same ratio to the aggregate amount of Option Notes being purchased as the amount of Firm Notes set forth in Schedule II hereto opposite such Underwriter’s name (or such amount increased as set forth in Section 10 hereof) bears to the aggregate amount of Firm Notes being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate Notes in denominations other than $1,000 as the Manager in its sole discretion shall make.

3. Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Securities are to be offered to the public upon the terms set forth in the Prospectus.

4. Payment and Delivery.

(a) Payment for the Underwriters’ Securities shall be made to the Company in Federal or other funds immediately available in New York City in the case of the Firm Notes, at the closing location and the closing date and time set forth in Schedule I hereto, or at such other time or location on the same or such other date, not later than the fifth business day thereafter, as may be mutually agreed in writing or, in the case of any Option Notes, on the date and at the time and place specified by the Manager in the written notice of the Underwriter’s election to purchase such Option Notes. The time and date of such payment for Firm Notes is referred to herein as the “First Closing Date,” the time and date for such payment for any Option Notes, if other than the First Closing Date, is referred to herein as an “Option Closing Date,” and the First Closing Date and each Option Closing Date, if any, are sometimes referred to herein as a “Closing Date.”

(b) Payment for the Underwriters’ Securities to be purchased on any Closing Date shall be made against delivery to you on such Closing Date for the respective accounts of the several Underwriters of the Underwriters’ Securities registered in such names and in such denominations as the Manager shall request in writing not later than two full business days prior to the such Closing Date, with any transfer taxes payable in connection with the transfer of the Underwriters’ Securities to the Underwriters duly paid.

5. Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters are subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors on the date hereof, on the First Closing Date and, if applicable, on any Option Closing Date, in all material respects where such representations and warranties are not qualified by materiality or Material Adverse Effect, the performance by the Company and the Guarantors of their obligations hereunder in all material respects and to the following additional conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to each Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus.

(b) The Underwriters shall have received on each Closing Date a certificate, dated such Closing Date and signed by an executive officer of the Company and each of the Guarantors, to the effect set forth in Section 5(a) above and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct as of such Closing Date and that the Company and the Guarantors have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Underwriters shall have received on each Closing Date (i) an opinion and negative assurance letter of Cleary Gottlieb Steen & Hamilton LLP, outside counsel for the Company and the Guarantors, dated such Closing Date, in substantially the form attached hereto as Exhibit A and (ii) an opinion of Vaughn R. Groves, General Counsel of the Company, dated such Closing Date, in substantially the form attached hereto as Exhibit B.

(d) The Underwriters shall have received on each Closing Date (i) an opinion and negative assurance letter of Cahill Gordon & Reindel LLP, counsel for the Underwriters, dated such Closing Date covering such matters as may be reasonably requested by the Manager and (ii) an opinion of Davis Polk & Wardell LLP, counsel for the Underwriters, dated such Closing Date covering such matters as may be reasonably requested by the Manager.

(e) The Underwriters shall have received, on each of the date hereof and each Closing Date, letters dated the date hereof or such Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from (i) KPMG LLP, independent public accountants of the Company, and (ii) Ernst & Young LLP, independent public accountants of Massey Energy Company, in each case, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that each letter delivered on each Closing Date shall use a “cut-off date” not earlier than three days prior to such Closing Date.

(f) The Maximum Number of Shares shall have been approved for listing on the New York Stock Exchange (“NYSE”), subject to official notice of issuance.

(g) On or prior to the date of this Agreement, the Manager shall have received the “lock-up” agreements, each substantially in the form of Exhibit C hereto, among Barclays Capital Inc. and the directors and executive officers listed on Schedule V hereto relating to sales and certain other dispositions of shares of Common Stock and certain other securities, and such “lock-up” agreements shall be in full force and effect.

6. Covenants of the Company and the Guarantors. The Company and the Guarantors covenant with each Underwriter as follows:

(a) To furnish to you, without charge, a signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference therein) and to deliver to each of the Underwriters during the period mentioned in Section 6(e) or 6(f) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

(c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which you reasonably object.

(d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

(e) If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense (provided, however, that after nine months from the date of the Prospectus, any such preparation, filing and furnishing shall be at the expense of the Underwriters), to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

(f) If, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

(g) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company shall not be required to qualify as a foreign corporation, to take any action that would subject it to the service of process (except service of process with respect to the offering of the Securities) or to subject itself to taxation in excess of a normal amount under the laws of any such jurisdiction.

(h) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Securities under the Securities Act and the issuance and delivery of Common Stock upon conversion of the Notes and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including the filing fees payable to the Commission relating to the Securities (within the time required by Rule 456 (b)(1), if applicable), all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable and documented out-of-pocket fees and disbursements of one primary counsel and any reasonably necessary local counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable and documented out-of-pocket fees and disbursements of one primary counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by FINRA, (v) any fees charged by the rating agencies for the rating of the Securities, (vi) the cost of the preparation, issuance and delivery of the Securities, (vii) the costs and charges of any trustee, transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show and fees and expenses of any consultants engaged in connection with the electronic road show presentations with the prior approval of the Company, (ix) the document production charges and expenses associated with printing this Agreement, (x) all expenses and fees in connection with the application for listing of the Maximum Number of Shares on the NYSE, subject to official notice of issuance, and (xi) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 10 below, the Underwriters shall pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(j) If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue without interruption; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission;

(k) During the period beginning on the date hereof and continuing to and including (x) the First Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than commercial paper issued in the ordinary course of business) without the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters, and (y) the date that is 90 days after the date of the Prospectus (such 90-day period, the “Lock-Up Period), not to, directly or indirectly, (i) offer for sale, sell, pledge, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing, in each case, without the prior written consent of the Manager identified in Schedule I with the authorization to release this lock-up on behalf of the Underwriters; provided that the restrictions in clause (x) and (y) shall not apply to (A) the issuance of the Securities to be sold hereunder, (B) the issuance of Common Stock upon conversion of the Notes being sold hereunder, (C) the issuance of Common Stock upon the exercise of an option, warrant or other similar right, or the conversion of a security outstanding on the date hereof, (D) grants, issuances or exercises under any existing employee benefit plans and the 2012 Long-Term Incentive Plan, (E) the filing of a registration statement on Form S-8 relating to shares of Common Stock issued under any existing employee benefit plans, (F) offers or agreements to issue Common Stock or securities exchangeable for, exercisable for or convertible into shares of Common Stock in connection with the acquisition of, or joint venture with, another company or the settlement of a claim; provided that no issuance of securities pursuant to such offers or agreements may occur until the expiration of the Lock-Up Period; (G) the repurchase of any 2.375% Convertible Senior Notes due 2015 and 3.25% Convertible Senior Notes due 2015 and (H) grants, issuances or exercises pursuant to a written trading plan designed to comply with Rule 10b5-1 of the Exchange Act, provided that no sales or other dispositions may occur under such plans until the expiration of the Lock-Up Period.

(l) To prepare a final term sheet relating to the offering of the Securities, containing only information that describes the final terms of the Securities or the offering in a form consented to by the Manager (which consent shall not be unreasonably withheld or delayed), and to file with the Commission such final term sheet within the period required by Rule 433(d)(5)(ii) under the Securities Act following the date the final terms have been established for the offering of the Securities.

(m) To list, subject to notice of issuance, a number of shares of Common Stock equal to the Maximum Number of Shares on the NYSE by the First Closing Date, and to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, registrar for the Common Stock.

(n) To reserve and keep available at all times, free of preemptive rights, the Maximum Number of Shares.

(o) Between the date hereof and the later of (i) the First Closing Date and (ii) the Option Closing Date, if any, that is latest in time, the Company will not do or authorize any act or thing that would, if it occurred after such Closing Date, result in an adjustment of the conversion rate for the Notes.

7. Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

8. Indemnity and Contribution.

(a) Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any documented and out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show as defined in Rule 433(h) under the Securities Act not constituting an issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based Underwriter Information.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, their affiliates, directors, members or partners, their officers who sign the Registration Statement and each person, if any, who controls the Company or any Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and Guarantors to such Underwriter, but only with reference to Underwriter Information in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus, prospectus, any road show, or the Prospectus or any amendment or supplement thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager authorized to appoint counsel under this Section set forth in Schedule I hereto, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request and, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Guarantors and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate initial public offering price of the Securities as set forth in the Prospectus. The relative fault of the Company and the Guarantors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

(e) The Company, the Guarantors and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Guarantors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, the Guarantors, their officers or directors or any person controlling the Company or the Guarantors and (iii) acceptance of and payment for any of the Securities.

(g) The name of the Underwriters and the statements set forth in the third and sixteenth paragraphs under the heading “Underwriting” in the Time of Sale Prospectus (to the extent such statements relate to the Underwriters) constitute the only information (the “Underwriter Information”) furnished by the Underwriters to the Issuers for the purposes of this Agreement.

9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the First Closing Date or, in the case of Option Notes, the applicable Option Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the NYSE, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the applicable Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters’ Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Underwriters’ Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Underwriters’ Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Underwriters’ Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Underwriters’ Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Underwriters’ Securities without the written consent of such Underwriter. If, on the applicable Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters’ Securities and the aggregate principal amount of Underwriters’ Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Underwriters’ Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Underwriters’ Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone such Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable and documented out-of-pocket expenses (including the fees and disbursements of their one counsel and any reasonably necessary local counsel) incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Entire Agreement.

(a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company, the Guarantors and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering of Securities, and the purchase and sale of the Securities.

(b) The Company and the Guarantors acknowledge that in connection with the offering of the Securities: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company, the Guarantors or any other person, (ii) the Underwriters owe the Company and the Guarantors only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company and the Guarantors. The Company and each of the Guarantors waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law provisions thereof.

14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you at the address set forth in Schedule I hereto; and if to the Company and/or the Guarantors shall be delivered, mailed or sent to the address set forth in Schedule I hereto.

16. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

Very truly yours,

ALPHA NATURAL RESOURCES, INC.

	By:	/s / Kevin S. Crutchfield

		Name:	Kevin S. Crutchfield
		Title:	Chairman and Chief Executive Officer

A.T. MASSEY COAL COMPANY, INC.
ALEX ENERGY, INC.
ALPHA AMERICAN COAL COMPANY, LLC
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA APPALACHIA SERVICES, INC.
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC
ALPHA COAL WEST, INC.
ALPHA EUROPEAN SALES, INC.
ALPHA GAS AND OIL COMPANY
ALPHA INDIA, LLC
ALPHA LAND AND RESERVES, LLC
ALPHA MIDWEST HOLDING COMPANY
ALPHA PA COAL TERMINAL, LLC
ALPHA SHIPPING AND CHARTERING, LLC
ALPHA TERMINAL COMPANY, LLC
ALPHA WYOMING LAND COMPANY, LLC
AMFIRE, LLC
AMFIRE HOLDINGS, LLC
AMFIRE MINING COMPANY, LLC
APPALACHIA COAL SALES COMPANY, INC.
APPALACHIA HOLDING COMPANY
ARACOMA COAL COMPANY, INC.
AXIOM EXCAVATING AND GRADING SERVICES, LLC
BANDMILL COAL CORPORATION
BANDYTOWN COAL COMPANY
BARBARA HOLDINGS INC.
BARNABUS LAND COMPANY
BELFRY COAL CORPORATION
BEN CREEK COAL COMPANY
BIG BEAR MINING COMPANY
BLACK DOG COAL, LLC
BLACK KING MINE DEVELOPMENT CO.
BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.

BLACK MOUNTAIN RESOURCES LLC
BOONE EAST DEVELOPMENT CO.
BOONE WEST DEVELOPMENT CO.
BROOKS RUN MINING COMPANY, LLC
BUCHANAN ENERGY COMPANY, LLC
CASTLE GATE HOLDING COMPANY
CENTRAL PENN ENERGY COMPANY, INC.
CENTRAL WEST VIRGINIA ENERGY COMPANY
CERES LAND COMPANY
CLEAR FORK COAL COMPANY
COAL GAS RECOVERY, LLC
COBRA NATURAL RESOURCES, LLC
CORAL ENERGY SERVICES, LLC
CRYSTAL FUELS COMPANY
CUMBERLAND EQUIPMENT CORPORATION
DEHUE COAL COMPANY
DELBARTON MINING COMPANY
DELTA MINE HOLDING COMPANY
DEMETER LAND COMPANY
DICKENSON-RUSSELL COAL COMPANY, LLC
DICKENSON-RUSSELL LAND AND RESERVES, LLC
DRIH CORPORATION
DRY SYSTEMS TECHNOLOGIES, INC.
DUCHESS COAL COMPANY
EAGLE ENERGY, INC.
ELK RUN COAL COMPANY, INC.
ENTERPRISE MINING COMPANY, LLC
ESPERANZA COAL CO., LLC
FOUNDATION MINING, LLC
FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC
FREEPORT RESOURCES COMPANY, LLC
GOALS COAL COMPANY
GREEN VALLEY COAL COMPANY
GREYEAGLE COAL COMPANY

HARLAN RECLAMATION SERVICES LLC
HAZY RIDGE COAL COMPANY
HERNDON PROCESSING COMPANY, LLC
HIGHLAND MINING COMPANY
HOPKINS CREEK COAL COMPANY
INDEPENDENCE COAL COMPANY, INC.
JACKS BRANCH COAL COMPANY
JAY CREEK HOLDING, LLC
JOBONER COAL COMPANY
KANAWHA ENERGY COMPANY
KEPLER PROCESSING COMPANY, LLC
KINGSTON MINING, INC.
KINGSTON PROCESSING, INC.
KINGSTON RESOURCES, INC.
KINGWOOD MINING COMPANY, LLC
KNOX CREEK COAL CORPORATION
LAUREL CREEK CO., INC.
LAUREN LAND COMPANY
LAXARE, INC.
LITWAR PROCESSING COMPANY, LLC
LOGAN COUNTY MINE SERVICES, INC.
LONG FORK COAL COMPANY
LYNN BRANCH COAL COMPANY, INC.
MAJESTIC MINING, INC.
MAPLE MEADOW MINING COMPANY
MARFORK COAL COMPANY, INC.
MARTIN COUNTY COAL CORPORATION
MAXXIM REBUILD CO., LLC
MAXXIM SHARED SERVICES, LLC
MAXXUM CARBON RESOURCES, LLC
MCDOWELL-WYOMING COAL COMPANY, LLC
MILL BRANCH COAL CORPORATION
NEW RIDGE MINING COMPANY
NEW RIVER ENERGY CORPORATION
NEWEAGLE COAL SALES CORP.
NEWEAGLE DEVELOPMENT CORP.

NEWEAGLE INDUSTRIES, INC.
NEWEAGLE MINING CORP.
NICCO CORPORATION
NICEWONDER CONTRACTING, INC.
NICHOLAS ENERGY COMPANY
NORTH FORK COAL CORPORATION
OMAR MINING COMPANY
PARAMONT COAL COMPANY VIRGINIA, LLC
PAYNTER BRANCH MINING, INC.
PEERLESS EAGLE COAL CO.
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA SERVICES CORPORATION
PERFORMANCE COAL COMPANY
PETER CAVE MINING COMPANY
PIGEON CREEK PROCESSING CORPORATION
PILGRIM MINING COMPANY, INC.
PIONEER FUEL CORPORATION
PIONEER MINING, INC.
PLATEAU MINING CORPORATION
POWER MOUNTAIN COAL COMPANY
PREMIUM ENERGY, LLC
RAVEN RESOURCES, INC.
RAWL SALES & PROCESSING CO.
RESOURCE DEVELOPMENT LLC
RESOURCE LAND COMPANY LLC
RIVER PROCESSING CORPORATION
RIVEREAGLE CORP
RIVERSIDE ENERGY COMPANY, LLC
RIVERTON COAL PRODUCTION INC.
ROAD FORK DEVELOPMENT COMPANY, INC.
ROBINSON-PHILLIPS COAL COMPANY
ROCKSPRING DEVELOPMENT, INC.
ROSTRAVER ENERGY COMPANY
RUM CREEK COAL SALES, INC.
RUSSELL FORK COAL COMPANY
SCARLET DEVELOPMENT COMPANY

SHANNON-POCAHONTAS COAL CORPORATION
SIDNEY COAL COMPANY, INC.
SIMMONS FORK MINING, INC.
SOLOMONS MINING COMPANY
SPARTAN MINING COMPANY
STILLHOUSE MINING LLC
STIRRAT COAL COMPANY
STONE MINING COMPANY
SUPPORT MINING COMPANY
SYCAMORE FUELS, INC.
T. C. H. COAL CO.
TENNESSEE CONSOLIDATED COAL COMPANY
TENNESSEE ENERGY CORP.
TOWN CREEK COAL COMPANY
TRACE CREEK COAL COMPANY
TUCSON LIMITED LIABILITY COMPANY
TWIN STAR MINING, INC.
VANTAGE MINING COMPANY
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY
WEST KENTUCKY ENERGY COMPANY
WHITE BUCK COAL COMPANY
WHITE FLAME ENERGY, INC.
WILLIAMS MOUNTAIN COAL COMPANY
WYOMAC COAL COMPANY, INC.

By:	/s/ Vaughn R. Groves

Name:	Vaughn R. Groves
Title:	Vice President and Secretary

ALPHA APPALACHIA HOLDINGS, INC.
ALPHA NATURAL RESOURCES, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC

By:	/s/ Vaughn R. Groves

	Name:	Vaughn R. Groves
	Title:	Executive Vice President, General Counsel and Secretary

ALPHA AUSTRALIA, LLC
ALPHA AUSTRALIA SERVICES, LLC

By:	/s/ Vaughn R. Groves

	Name:	Vaughn R. Groves
	Title:	Vice President

ALPHA NATURAL RESOURCES INTERNATIONAL, LLC

By:	/s/ Vaughn R. Groves

	Name:	Vaughn R. Groves
	Title:	Executive Vice President and Secretary

AMFIRE WV, L.P.
By:	AMFIRE Holdings, LLC,
as General Partner

	By:	/s/ Vaughn R. Groves

		Name:	Vaughn R. Groves
		Title:	Vice President and Secretary

CUMBERLAND COAL RESOURCES, LP
By:	Pennsylvania Services Corporation,
as General Partner

	By:	/s/ Vaughn R. Groves

		Name:	Vaughn R. Groves
		Title:	Vice President and Secretary

EMERALD COAL RESOURCES, LP
By:	Pennsylvania Services Corporation,
as General Partner

	By:	/s/ Vaughn R. Groves

		Name:	Vaughn R. Groves
		Title:	Vice President and Secretary

ALPHA SUB ONE, LLC
ALPHA SUB TWO, LLC

By:	/s/ Vaughn R. Groves

	Name:	Vaughn R. Groves
	Title:	President, Manager and Secretary

Accepted as of the date hereof

Barclays Capital Inc.

Acting severally on behalf of itself and the several Underwriters named in Schedule II hereto.

By:	Barclays Capital Inc.

By:	/s/ David Lovato

	Name:	David Lovato
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Manager:	Barclays Capital Inc.

Manager authorized to release lock-up under Section 2:	Barclays Capital Inc.

Manager authorized to appoint counsel under Section 9(c):	Barclays Capital Inc.

Indenture:	Base Indenture, dated as of June 1, 2011, among the Company, the Guarantors and the Trustee as supplemented by the Fifth Supplemental Indenture, to be dated the First Closing Date, among the Company, the Guarantors and the Trustee

Trustee:	Union Bank, N.A.

Registration Statement File No.:	333-186990

Time of Sale Prospectus	1.	Prospectus dated March 1, 2013, relating to the Shelf Securities

	2.	The preliminary prospectus supplement dated December 11, 2013 relating to the Securities

	3.	Free writing prospectus containing a description of terms filed by the Company under Rule 433(d) of the Securities Act

Securities to be purchased:	4.875% Convertible Senior Notes due 2020 (the “Notes”)

Aggregate Principal Amount:	$300,000,000

Purchase Price:	97.4% of the principal amount, plus accrued interest, if any, from December 18, 2013 (i.e., a fee of $7,800,000 to the Underwriters)

I-1

Maturity:	December 15, 2020

Interest Rate:	4.875% per annum, accruing from December 18, 2013

Interest Payment Dates:	June 15 and December 15 commencing June 15, 2014

Closing Date and Time:	December 18, 2013, 9:00 a.m. (New York City time)

Closing Location:	Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006

Address for Notices to Underwriters:	Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Fax: (646) 834-8133
Attention: Syndicate Registration

Address for Notices to the Company and the Guarantors:	Alpha Natural Resources, Inc.
One Alpha Place
P.O. Box 16429
Bristol, Virginia 24209
Attention: Vaughn R. Groves, Esq.

with a copy to

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Sandra L. Flow, Esq.

I-2

SCHEDULE II

Underwriter	Principal Amount of Securities To Be Purchased

Barclays Capital Inc.	$96,000,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated	39,000,000
Goldman, Sachs & Co	36,000,000
Deutsche Bank Securities Inc.	24,000,000
Morgan Stanley & Co. LLC	24,000,000
BMO Capital Markets Corp.	18,000,000
Citigroup Global Markets Inc.	18,000,000
Credit Agricole Securities (USA) Inc.	18,000,000
PNC Capital Markets LLC	18,000,000
BB&T Capital Markets, a division of BB&T Securities, LLC	9,000,000

Total	$300,000,000

II-1

SCHEDULE III

Guarantors

	Guarantor	Jurisdiction
1.	A.T. MASSEY COAL COMPANY, INC.	West Virginia

2.	ALEX ENERGY, INC.	West Virginia

3.	ALPHA AMERICAN COAL COMPANY, LLC	Delaware

4.	ALPHA AMERICAN COAL HOLDING, LLC	Delaware

5.	ALPHA APPALACHIA HOLDINGS, INC.	Delaware

6.	ALPHA APPALACHIA SERVICES, INC.	West Virginia

7.	ALPHA AUSTRALIA, LLC	Delaware

8.	ALPHA AUSTRALIA SERVICES, LLC	Delaware

9.	ALPHA COAL RESOURCES COMPANY, LLC	Delaware

10.	ALPHA COAL SALES CO., LLC	Delaware

11.	ALPHA COAL WEST, INC.	Delaware

12.	ALPHA EUROPEAN SALES, INC.	Virginia

13.	ALPHA GAS AND OIL COMPANY	Louisiana

14.	ALPHA INDIA, LLC	Delaware

15.	ALPHA LAND AND RESERVES, LLC	Delaware

16.	ALPHA MIDWEST HOLDING COMPANY	Delaware

17.	ALPHA NATURAL RESOURCES INTERNATIONAL, LLC	Delaware
18.	ALPHA NATURAL RESOURCES SERVICES, LLC	Delaware

19.	ALPHA NATURAL RESOURCES, LLC	Delaware

20.	ALPHA PA COAL TERMINAL, LLC	Delaware

21.	ALPHA SHIPPING AND CHARTERING, LLC	Delaware

22.	ALPHA SUB ONE, LLC	Delaware

23.	ALPHA SUB TWO, LLC	Delaware

24.	ALPHA TERMINAL COMPANY, LLC	Delaware

25.	ALPHA WYOMING LAND COMPANY, LLC	Delaware

26.	AMFIRE, LLC	Delaware

27.	AMFIRE HOLDINGS, LLC	Delaware

28.	AMFIRE MINING COMPANY, LLC	Delaware

III-1

29.	AMFIRE WV, L.P.	Delaware

30.	APPALACHIA COAL SALES COMPANY, INC.	Virginia

31.	APPALACHIA HOLDING COMPANY	Virginia

32.	ARACOMA COAL COMPANY, INC.	West Virginia

33.	AXIOM EXCAVATING AND GRADING SERVICES, LLC	Delaware

34.	BANDMILL COAL CORPORATION	West Virginia

35.	BANDYTOWN COAL COMPANY	West Virginia

36.	BARBARA HOLDINGS INC.	Delaware

37.	BARNABUS LAND COMPANY	West Virginia

38.	BELFRY COAL CORPORATION	West Virginia

39.	BEN CREEK COAL COMPANY	West Virginia

40.	BIG BEAR MINING COMPANY	West Virginia

41.	BLACK DOG COAL, LLC	Virginia

42.	BLACK KING MINE DEVELOPMENT CO.	West Virginia

43.	BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.	Virginia

44.	BLACK MOUNTAIN RESOURCES LLC	Virginia

45.	BOONE EAST DEVELOPMENT CO.	West Virginia

46.	BOONE WEST DEVELOPMENT CO.	West Virginia

47.	BROOKS RUN MINING COMPANY, LLC	Delaware

48.	BUCHANAN ENERGY COMPANY, LLC	Virginia

49.	CASTLE GATE HOLDING COMPANY	Delaware

50.	CENTRAL PENN ENERGY COMPANY, INC.	Pennsylvania

51.	CENTRAL WEST VIRGINIA ENERGY COMPANY	West Virginia

52.	CERES LAND COMPANY	West Virginia

53.	CLEAR FORK COAL COMPANY	West Virginia

54.	COAL GAS RECOVERY, LLC	Delaware

55.	COBRA NATURAL RESOURCES, LLC	Delaware

56.	CORAL ENERGY SERVICES, LLC	Delaware

57.	CRYSTAL FUELS COMPANY	West Virginia

58.	CUMBERLAND COAL RESOURCES, LP	Delaware

59.	CUMBERLAND EQUIPMENT CORPORATION	Virginia

60.	DEHUE COAL COMPANY	West Virginia

61.	DELBARTON MINING COMPANY	West Virginia

62.	DELTA MINE HOLDING COMPANY	Delaware

63.	DEMETER LAND COMPANY	West Virginia

III-2

64.	DICKENSON-RUSSELL COAL COMPANY, LLC	Delaware

65.	DICKENSON-RUSSELL LAND AND RESERVES, LLC	Delaware

66.	DRIH CORPORATION	Delaware

67.	DRY SYSTEMS TECHNOLOGIES, INC.	Delaware

68.	DUCHESS COAL COMPANY	West Virginia

69.	EAGLE ENERGY, INC.	West Virginia

70.	ELK RUN COAL COMPANY, INC.	West Virginia

71.	EMERALD COAL RESOURCES, LP	Delaware

72.	ENTERPRISE MINING COMPANY, LLC	Delaware

73.	ESPERANZA COAL CO., LLC	Delaware

74.	FOUNDATION MINING, LLC	Delaware

75.	FOUNDATION PA COAL COMPANY, LLC	Delaware

76.	FOUNDATION ROYALTY COMPANY	Delaware

77.	FREEPORT MINING, LLC	Delaware

78.	FREEPORT RESOURCES COMPANY, LLC	Delaware

79.	GOALS COAL COMPANY	West Virginia

80.	GREEN VALLEY COAL COMPANY	West Virginia

81.	GREYEAGLE COAL COMPANY	Kentucky

82.	HARLAN RECLAMATION SERVICES LLC	Virginia

83.	HAZY RIDGE COAL COMPANY	West Virginia

84.	HERNDON PROCESSING COMPANY, LLC	West Virginia

85.	HIGHLAND MINING COMPANY	West Virginia

86.	HOPKINS CREEK COAL COMPANY	Kentucky

87.	INDEPENDENCE COAL COMPANY, INC.	West Virginia

88.	JACKS BRANCH COAL COMPANY	West Virginia

89.	JAY CREEK HOLDING, LLC	Delaware

90.	JOBONER COAL COMPANY	Kentucky

91.	KANAWHA ENERGY COMPANY	West Virginia

92.	KEPLER PROCESSING COMPANY, LLC	West Virginia

93.	KINGSTON MINING, INC.	West Virginia

94.	KINGSTON PROCESSING, INC.	West Virginia

95.	KINGSTON RESOURCES, INC.	Kentucky

96.	KINGWOOD MINING COMPANY, LLC	Delaware

97.	KNOX CREEK COAL CORPORATION	Virginia

98.	LAUREL CREEK CO., INC.	Delaware

III-3

99.	LAUREN LAND COMPANY	Kentucky

100.	LAXARE, INC.	West Virginia

101.	LITWAR PROCESSING COMPANY, LLC	West Virginia

102.	LOGAN COUNTY MINE SERVICES, INC.	West Virginia

103.	LONG FORK COAL COMPANY	Kentucky

104.	LYNN BRANCH COAL COMPANY, INC.	West Virginia

105.	MAJESTIC MINING, INC.	Texas

106.	MAPLE MEADOW MINING COMPANY	Delaware

107.	MARFORK COAL COMPANY, INC.	West Virginia

108.	MARTIN COUNTY COAL CORPORATION	Kentucky

109.	MAXXIM REBUILD CO., LLC	Delaware

110.	MAXXIM SHARED SERVICES, LLC	Delaware

111.	MAXXUM CARBON RESOURCES, LLC	Delaware

112.	MCDOWELL-WYOMING COAL COMPANY, LLC	Delaware

113.	MILL BRANCH COAL CORPORATION	Virginia

114.	NEW RIDGE MINING COMPANY	Kentucky

115.	NEW RIVER ENERGY CORPORATION	West Virginia

116.	NEWEAGLE COAL SALES CORP.	Virginia

117.	NEWEAGLE DEVELOPMENT CORP.	Virginia

118.	NEWEAGLE INDUSTRIES, INC.	Virginia

119.	NEWEAGLE MINING CORP.	Virginia

120.	NICCO CORPORATION	West Virginia

121.	NICEWONDER CONTRACTING, INC.	West Virginia

122.	NICHOLAS ENERGY COMPANY	West Virginia

123.	NORTH FORK COAL CORPORATION	Virginia

124.	OMAR MINING COMPANY	West Virginia

125.	PARAMONT COAL COMPANY VIRGINIA, LLC	Delaware

126.	PAYNTER BRANCH MINING, INC.	West Virginia

127.	PEERLESS EAGLE COAL CO.	West Virginia

128.	PENNSYLVANIA LAND HOLDINGS COMPANY, LLC	Delaware

129.	PENNSYLVANIA SERVICES CORPORATION	Delaware

130.	PERFORMANCE COAL COMPANY	West Virginia

131.	PETER CAVE MINING COMPANY	Kentucky

132.	PIGEON CREEK PROCESSING CORPORATION	Virginia

133.	PILGRIM MINING COMPANY, INC.	Kentucky

III-4

134.	PIONEER FUEL CORPORATION	West Virginia

135.	PIONEER MINING, INC.	West Virginia

136.	PLATEAU MINING CORPORATION	Delaware

137.	POWER MOUNTAIN COAL COMPANY	West Virginia

138.	PREMIUM ENERGY, LLC	Delaware

139.	RAVEN RESOURCES, INC.	Florida

140.	RAWL SALES & PROCESSING CO.	West Virginia

141.	RESOURCE DEVELOPMENT LLC	Virginia

142.	RESOURCE LAND COMPANY LLC	Virginia

143.	RIVER PROCESSING CORPORATION	Delaware

144.	RIVEREAGLE CORP	Virginia

145.	RIVERSIDE ENERGY COMPANY, LLC	West Virginia

146.	RIVERTON COAL PRODUCTION INC.	Delaware

147.	ROAD FORK DEVELOPMENT COMPANY, INC.	Kentucky

148.	ROBINSON-PHILLIPS COAL COMPANY	West Virginia

149.	ROCKSPRING DEVELOPMENT, INC.	Delaware

150.	ROSTRAVER ENERGY COMPANY	Pennsylvania

151.	RUM CREEK COAL SALES, INC.	West Virginia

152.	RUSSELL FORK COAL COMPANY	West Virginia

153.	SCARLET DEVELOPMENT COMPANY	Pennsylvania

154.	SHANNON-POCAHONTAS COAL CORPORATION	West Virginia

155.	SIDNEY COAL COMPANY, INC.	Kentucky

156.	SIMMONS FORK MINING, INC.	West Virginia

157.	SOLOMONS MINING COMPANY	West Virginia

158.	SPARTAN MINING COMPANY	West Virginia

159.	STILLHOUSE MINING LLC	Virginia

160.	STIRRAT COAL COMPANY	West Virginia

161.	STONE MINING COMPANY	Kentucky

162.	SUPPORT MINING COMPANY	West Virginia

163.	SYCAMORE FUELS, INC.	West Virginia

164.	T. C. H. COAL CO.	Kentucky

165.	TENNESSEE CONSOLIDATED COAL COMPANY	Tennessee

166.	TENNESSEE ENERGY CORP.	Tennessee

167.	TOWN CREEK COAL COMPANY	West Virginia

168.	TRACE CREEK COAL COMPANY	Pennsylvania

III-5

169.	TUCSON LIMITED LIABILITY COMPANY	West Virginia

170.	TWIN STAR MINING, INC.	West Virginia

171.	VANTAGE MINING COMPANY	Kentucky

172.	WABASH MINE HOLDING COMPANY	Delaware

173.	WARRICK HOLDING COMPANY	Delaware

174.	WEST KENTUCKY ENERGY COMPANY	Kentucky

175.	WHITE BUCK COAL COMPANY	West Virginia

176.	WHITE FLAME ENERGY, INC.	West Virginia

177.	WILLIAMS MOUNTAIN COAL COMPANY	West Virginia

178.	WYOMAC COAL COMPANY, INC.	West Virginia

III-6

SCHEDULE IV

Permitted Free Writing Prospectuses

Final term sheet, dated December 12, 2013, as filed with the Securities and Exchange Commission as a free writing prospectus

V-1

SCHEDULE V

List of Certain Executive Officers and Directors

Kevin S. Crutchfield

Angelo C. Brisimitzakis

William J. Crowley, Jr.

E. Linn Draper, Jr.

Glenn A. Eisenberg

Deborah M. Fretz

P. Michael Giftos

L. Patrick Hassey

Joel Richards, III

Philip J. Cavatoni

Vaughn R. Groves

Brian D. Sullivan

Paul H. Vining

Frank J. Wood

Gary W. Banbury

V-1

EXHIBIT A

Opinion of Cleary Gottlieb Steen & Hamilton LLP

See Attached

Exhibit A-1

December     , 2013

[Barclays Capital Inc.]

Ladies and Gentlemen:

We have acted as special counsel to Alpha Natural Resources, Inc., a Delaware corporation (the “Company”), in connection with the Company’s offering pursuant to a registration statement on Form S-3 (No. 333-186990) of $300,000,000 aggregate principal amount [(including $45,000,000 aggregate principal amount pursuant to the exercise in full of the underwriters’ overallotment option)] of     % Convertible Senior Notes due 2020 (the “Securities”) to be issued under an indenture dated as of June 1, 2011 (the “Base Indenture”), among the Company, the Company’s subsidiaries listed on Appendix A hereto, as guarantors (the “Guarantors”), and Union Bank, N.A., as trustee (the “Trustee”), as amended by the fifth supplemental indenture, dated as of December     , 2013 (the “Fifth Supplemental Indenture” and together with the Base Indenture, the “Indenture” ), among the Company, the Guarantors and the Trustee. Such registration statement, as amended as of its most recent effective date (December     , 2013), insofar as it relates to the Securities (as determined for purposes of Rule 430B(f)(2) under the Securities Act of 1933, as amended (the “Securities Act”)), but excluding the documents incorporated by reference therein, is herein called the “Registration Statement;” the related prospectus dated March 1, 2013, included in the Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Base Prospectus;” the preliminary prospectus supplement dated December     , 2013, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Preliminary Prospectus Supplement;” and the related prospectus supplement dated December     , 2013, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Final Prospectus Supplement.” The Base Prospectus and the Preliminary Prospectus Supplement together are herein called the “Pricing Prospectus,” and the Base Prospectus and the Final Prospectus Supplement together are herein called the “Final

Barclays Capital Inc. et al., p. 2

Prospectus.” This opinion letter is furnished pursuant to Section 5(c) of the underwriting agreement dated December     , 2013 (the “Underwriting Agreement”) between the Company and the Guarantors and the several underwriters named in Schedule II thereto (the “Underwriters”).

In arriving at the opinions expressed below, we have reviewed the following documents:

(a)	an executed copy of the Underwriting Agreement;

(b)	the Registration Statement and the documents incorporated by reference therein;

(c)	the Pricing Prospectus, the documents incorporated by reference therein and the document listed in Schedule I hereto;

(d)	the Final Prospectus and the documents incorporated by reference therein;

(e)	a facsimile copy of the Securities in global form as executed by the Company and authenticated by the Trustee;

(e)	an executed copy of the Indenture;

(f)	an executed copy of each of the agreements identified in Appendix B hereto; and

(g)	the documents delivered to you by the Company at the closing, including copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, certified by the Secretary of State of the State of Delaware and the corporate secretary of the Company, respectively.

In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and such other documents, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of the Company in the Underwriting Agreement).

Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

1. The Company is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation.

Barclays Capital Inc. et al., p. 3

2. The Company has corporate power to own its properties and conduct its business as described in the Pricing Prospectus considered together with the document listed in Schedule I hereto and the Final Prospectus, including in each case the documents incorporated by reference therein, and the Company has corporate power to issue the Securities, to enter into the Underwriting Agreement and the Indenture and to perform its obligations thereunder.

3. The execution and delivery of the Indenture have been duly authorized by all necessary corporate action of the Company, and the Indenture has been duly executed and delivered by the Company, and qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and is a valid, binding and enforceable agreement of the Company. The Indenture has been duly executed and delivered by each of the Guarantors organized in the State of Delaware and has been duly executed and delivered by each of the Guarantors organized in other jurisdictions under the law of the State of New York. The Indenture is a valid, binding and enforceable agreement of each of the Guarantors.

4. The execution and delivery of the Securities have been duly authorized by all necessary corporate action of the Company, and the Securities have been duly executed and delivered by the Company and are the valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture.

5. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive rights under the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or the General Corporation Law of the State of Delaware to subscribe for the Securities or the shares of common stock of the Company, par value $0.01 per share (“Common Stock”) issuable upon the conversion thereof; and the shares of Common Stock into which the Securities are convertible at the initial conversion price have been duly authorized by all necessary corporate action of the Company and reserved for issuance upon conversion and, upon issuance thereof on conversion of the Securities in accordance with the Indenture and the terms of the Securities at conversion prices at or in excess of the par value of such shares of Common Stock, will be validly issued, fully paid and nonassessable.

6. The statements under the headings “Description of Notes” and “Description of Debt Securities” in the Final Prospectus, insofar as such statements purport to summarize certain provisions of the Securities and the Indenture, provide a fair summary of such provisions; the statements in the Final Prospectus under the heading “Underwriting,” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, provide a fair summary of such provisions; and the statements made in the Final Prospectus under the heading “Material U.S. Federal Income Tax Considerations,” insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U. S. federal income tax consequences of an investment in the Securities.

7. The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company, and the Underwriting Agreement has been duly executed and delivered by the Company. The Underwriting Agreement has been duly executed and delivered by each of the Guarantors organized in the State of Delaware, and has been duly executed and delivered by each of the Guarantors organized in other jurisdictions under the law of the State of New York.

Barclays Capital Inc. et al., p. 4

8. The issuance and sale of the Securities to the Underwriters pursuant to the Underwriting Agreement do not, and the performance by the Company and the Guarantors of their respective obligations in the Underwriting Agreement, the Indenture and the Securities will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York that in our experience normally would be applicable to general business entities with respect to such issuance, sale or performance, except such as have been obtained or effected under the Securities Act, the Securities Exchange Act of 1934, as amended, and the Trust Indenture Act (but we express no opinion relating to any state securities or Blue Sky laws), (b) result in a breach of any of the terms and provisions of, or constitute a default under, any of the agreements identified in Appendix B hereto, or a violation of the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company or (c) result in a violation of any United States federal or New York State law or published rule or regulation that in our experience normally would be applicable to general business entities with respect to such issuance, sale or performance (but we express no opinion relating to the United States federal securities laws or any state securities or Blue Sky laws).

9. No registration of the Company under the U.S. Investment Company Act of 1940, as amended, is required for the offer and sale of the Securities by the Company in the manner contemplated by the Underwriting Agreement and the Final Prospectus and the application of the proceeds thereof as described in the Final Prospectus.

Insofar as the foregoing opinions relate to the valid existence and good standing of the Company, they are based solely on confirmation from public officials. Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of the Company, (a) we have assumed that the Company and each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption is made as to the Company regarding matters of the federal law of the United States of America, the law of the State of New York or the General Corporation Law of the State of Delaware that in our experience normally would be applicable to general business entities with respect to such agreement or obligation), and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.

For purposes of our opinions set forth in paragraphs 3 and 4 above, we have assumed that the increase in the conversion rate applicable to the Securities upon the occurrence of a Make-Whole Fundamental Change (as defined in the Fifth Supplemental Indenture) pursuant to the provisions of the Indenture and the related provisions of the Securities represents reasonable compensation for the lost option value of the Securities as a result of the occurrence of a Make-Whole Fundamental Change.

The foregoing opinions are limited to the federal law of the United States of America, the law of the State of New York and the General Corporation Law of the State of Delaware.

Barclays Capital Inc. et al., p. 5

We are furnishing this opinion letter to you, [as Manager of the Underwriters], solely for the benefit of the Underwriters in their capacity as such in connection with the offering of the Securities. This opinion letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose, except that this opinion letter may be relied upon by the Trustee in its capacity as such. We assume no obligation to advise you or any other person, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the opinions expressed herein.

Very truly yours,

CLEARY GOTTLIEB STEEN & HAMILTON LLP

By:

Schedule I

Final Term Sheet, dated December     , 2013, in the form filed with the Commission pursuant to Rule 433 under the Securities Act on December     , 2013.

I-1

Appendix A

	Guarantor	Jurisdiction
1.	A.T. MASSEY COAL COMPANY, INC.	West Virginia
2.	ALEX ENERGY, INC.	West Virginia
3.	ALPHA AMERICAN COAL COMPANY, LLC	Delaware
4.	ALPHA AMERICAN COAL HOLDING, LLC	Delaware
5.	ALPHA APPALACHIA HOLDINGS, INC.	Delaware
6.	ALPHA APPALACHIA SERVICES, INC.	West Virginia
7.	ALPHA AUSTRALIA, LLC	Delaware
8.	ALPHA AUSTRALIA SERVICES, LLC	Delaware
9.	ALPHA COAL RESOURCES COMPANY, LLC	Delaware
10.	ALPHA COAL SALES CO., LLC	Delaware
11.	ALPHA COAL WEST, INC.	Delaware
12.	ALPHA EUROPEAN SALES, INC.	Virginia
13.	ALPHA GAS AND OIL COMPANY	Louisiana
14.	ALPHA INDIA, LLC	Delaware
15.	ALPHA LAND AND RESERVES, LLC	Delaware
16.	ALPHA MIDWEST HOLDING COMPANY	Delaware
17.	ALPHA NATURAL RESOURCES INTERNATIONAL, LLC	Delaware
18.	ALPHA NATURAL RESOURCES SERVICES, LLC	Delaware
19.	ALPHA NATURAL RESOURCES, LLC	Delaware
20.	ALPHA PA COAL TERMINAL, LLC	Delaware
21.	ALPHA SHIPPING AND CHARTERING, LLC	Delaware
22.	ALPHA SUB ONE, LLC	Delaware
23.	ALPHA SUB TWO, LLC	Delaware
24.	ALPHA TERMINAL COMPANY, LLC	Delaware
25.	ALPHA WYOMING LAND COMPANY, LLC	Delaware
26.	AMFIRE, LLC	Delaware
27.	AMFIRE HOLDINGS, LLC	Delaware
28.	AMFIRE MINING COMPANY, LLC	Delaware
29.	AMFIRE WV, L.P.	Delaware
30.	APPALACHIA COAL SALES COMPANY, INC.	Virginia
31.	APPALACHIA HOLDING COMPANY	Virginia
32.	ARACOMA COAL COMPANY, INC.	West Virginia
33.	AXIOM EXCAVATING AND GRADING SERVICES, LLC	Delaware
34.	BANDMILL COAL CORPORATION	West Virginia
35.	BANDYTOWN COAL COMPANY	West Virginia
36.	BARBARA HOLDINGS INC.	Delaware
37.	BARNABUS LAND COMPANY	West Virginia

A-1

38.	BELFRY COAL CORPORATION	West Virginia
39.	BEN CREEK COAL COMPANY	West Virginia
40.	BIG BEAR MINING COMPANY	West Virginia
41.	BLACK DOG COAL, LLC	Virginia
42.	BLACK KING MINE DEVELOPMENT CO.	West Virginia
43.	BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.	Virginia
44.	BLACK MOUNTAIN RESOURCES LLC	Virginia
45.	BOONE EAST DEVELOPMENT CO.	West Virginia
46.	BOONE WEST DEVELOPMENT CO.	West Virginia
47.	BROOKS RUN MINING COMPANY, LLC	Delaware
48.	BUCHANAN ENERGY COMPANY, LLC	Virginia
49.	CASTLE GATE HOLDING COMPANY	Delaware
50.	CENTRAL PENN ENERGY COMPANY, INC.	Pennsylvania
51.	CENTRAL WEST VIRGINIA ENERGY COMPANY	West Virginia
52.	CERES LAND COMPANY	West Virginia
53.	CLEAR FORK COAL COMPANY	West Virginia
54.	COAL GAS RECOVERY, LLC	Delaware
55.	COBRA NATURAL RESOURCES, LLC	Delaware
56.	CORAL ENERGY SERVICES, LLC	Delaware
57.	CRYSTAL FUELS COMPANY	West Virginia
58.	CUMBERLAND COAL RESOURCES, LP	Delaware
59.	CUMBERLAND EQUIPMENT CORPORATION	Virginia
60.	DEHUE COAL COMPANY	West Virginia
61.	DELBARTON MINING COMPANY	West Virginia
62.	DELTA MINE HOLDING COMPANY	Delaware
63.	DEMETER LAND COMPANY	West Virginia
64.	DICKENSON-RUSSELL COAL COMPANY, LLC	Delaware
65.	DICKENSON-RUSSELL LAND AND RESERVES, LLC	Delaware
66.	DRIH CORPORATION	Delaware
67.	DRY SYSTEMS TECHNOLOGIES, INC.	Delaware
68.	DUCHESS COAL COMPANY	West Virginia
69.	EAGLE ENERGY, INC.	West Virginia
70.	ELK RUN COAL COMPANY, INC.	West Virginia
71.	EMERALD COAL RESOURCES, LP	Delaware
72.	ENTERPRISE MINING COMPANY, LLC	Delaware
73.	ESPERANZA COAL CO., LLC	Delaware
74.	FOUNDATION MINING, LLC	Delaware
75.	FOUNDATION PA COAL COMPANY, LLC	Delaware
76.	FOUNDATION ROYALTY COMPANY	Delaware
77.	FREEPORT MINING, LLC	Delaware
78.	FREEPORT RESOURCES COMPANY, LLC	Delaware

A-2

79.	GOALS COAL COMPANY	West Virginia
80.	GREEN VALLEY COAL COMPANY	West Virginia
81.	GREYEAGLE COAL COMPANY	Kentucky
82.	HARLAN RECLAMATION SERVICES LLC	Virginia
83.	HAZY RIDGE COAL COMPANY	West Virginia
84.	HERNDON PROCESSING COMPANY, LLC	West Virginia
85.	HIGHLAND MINING COMPANY	West Virginia
86.	HOPKINS CREEK COAL COMPANY	Kentucky
87.	INDEPENDENCE COAL COMPANY, INC.	West Virginia
88.	JACKS BRANCH COAL COMPANY	West Virginia
89.	JAY CREEK HOLDING, LLC	Delaware
90.	JOBONER COAL COMPANY	Kentucky
91.	KANAWHA ENERGY COMPANY	West Virginia
92.	KEPLER PROCESSING COMPANY, LLC	West Virginia
93.	KINGSTON MINING, INC.	West Virginia
94.	KINGSTON PROCESSING, INC.	West Virginia
95.	KINGSTON RESOURCES, INC.	Kentucky
96.	KINGWOOD MINING COMPANY, LLC	Delaware
97.	KNOX CREEK COAL CORPORATION	Virginia
98.	LAUREL CREEK CO., INC.	Delaware
99.	LAUREN LAND COMPANY	Kentucky
100.	LAXARE, INC.	West Virginia
101.	LITWAR PROCESSING COMPANY, LLC	West Virginia
102.	LOGAN COUNTY MINE SERVICES, INC.	West Virginia
103.	LONG FORK COAL COMPANY	Kentucky
104.	LYNN BRANCH COAL COMPANY, INC.	West Virginia
105.	MAJESTIC MINING, INC.	Texas
106.	MAPLE MEADOW MINING COMPANY	Delaware
107.	MARFORK COAL COMPANY, INC.	West Virginia
108.	MARTIN COUNTY COAL CORPORATION	Kentucky
109.	MAXXIM REBUILD CO., LLC	Delaware
110.	MAXXIM SHARED SERVICES, LLC	Delaware
111.	MAXXUM CARBON RESOURCES, LLC	Delaware
112.	MCDOWELL-WYOMING COAL COMPANY, LLC	Delaware
113.	MILL BRANCH COAL CORPORATION	Virginia
114.	NEW RIDGE MINING COMPANY	Kentucky
115.	NEW RIVER ENERGY CORPORATION	West Virginia
116.	NEWEAGLE COAL SALES CORP.	Virginia
117.	NEWEAGLE DEVELOPMENT CORP.	Virginia
118.	NEWEAGLE INDUSTRIES, INC.	Virginia
119.	NEWEAGLE MINING CORP.	Virginia

A-3

120.	NICCO CORPORATION	West Virginia
121.	NICEWONDER CONTRACTING, INC.	West Virginia
122.	NICHOLAS ENERGY COMPANY	West Virginia
123.	NORTH FORK COAL CORPORATION	Virginia
124.	OMAR MINING COMPANY	West Virginia
125.	PARAMONT COAL COMPANY VIRGINIA, LLC	Delaware
126.	PAYNTER BRANCH MINING, INC.	West Virginia
127.	PEERLESS EAGLE COAL CO.	West Virginia
128.	PENNSYLVANIA LAND HOLDINGS COMPANY, LLC	Delaware
129.	PENNSYLVANIA SERVICES CORPORATION	Delaware
130.	PERFORMANCE COAL COMPANY	West Virginia
131.	PETER CAVE MINING COMPANY	Kentucky
132.	PIGEON CREEK PROCESSING CORPORATION	Virginia
133.	PILGRIM MINING COMPANY, INC.	Kentucky
134.	PIONEER FUEL CORPORATION	West Virginia
135.	PIONEER MINING, INC.	West Virginia
136.	PLATEAU MINING CORPORATION	Delaware
137.	POWER MOUNTAIN COAL COMPANY	West Virginia
138.	PREMIUM ENERGY, LLC	Delaware
139.	RAVEN RESOURCES, INC.	Florida
140.	RAWL SALES & PROCESSING CO.	West Virginia
141.	RESOURCE DEVELOPMENT LLC	Virginia
142.	RESOURCE LAND COMPANY LLC	Virginia
143.	RIVER PROCESSING CORPORATION	Delaware
144.	RIVEREAGLE CORP	Virginia
145.	RIVERSIDE ENERGY COMPANY, LLC	West Virginia
146.	RIVERTON COAL PRODUCTION INC.	Delaware
147.	ROAD FORK DEVELOPMENT COMPANY, INC.	Kentucky
148.	ROBINSON-PHILLIPS COAL COMPANY	West Virginia
149.	ROCKSPRING DEVELOPMENT, INC.	Delaware
150.	ROSTRAVER ENERGY COMPANY	Pennsylvania
151.	RUM CREEK COAL SALES, INC.	West Virginia
152.	RUSSELL FORK COAL COMPANY	West Virginia
153.	SCARLET DEVELOPMENT COMPANY	Pennsylvania
154.	SHANNON-POCAHONTAS COAL CORPORATION	West Virginia
155.	SIDNEY COAL COMPANY, INC.	Kentucky
156.	SIMMONS FORK MINING, INC.	West Virginia
157.	SOLOMONS MINING COMPANY	West Virginia
158.	SPARTAN MINING COMPANY	West Virginia
159.	STILLHOUSE MINING LLC	Virginia
160.	STIRRAT COAL COMPANY	West Virginia

A-4

161.	STONE MINING COMPANY	Kentucky
162.	SUPPORT MINING COMPANY	West Virginia
163.	SYCAMORE FUELS, INC.	West Virginia
164.	T. C. H. COAL CO.	Kentucky
165.	TENNESSEE CONSOLIDATED COAL COMPANY	Tennessee
166.	TENNESSEE ENERGY CORP.	Tennessee
167.	TOWN CREEK COAL COMPANY	West Virginia
168.	TRACE CREEK COAL COMPANY	Pennsylvania
169.	TUCSON LIMITED LIABILITY COMPANY	West Virginia
170.	TWIN STAR MINING, INC.	West Virginia
171.	VANTAGE MINING COMPANY	Kentucky
172.	WABASH MINE HOLDING COMPANY	Delaware
173.	WARRICK HOLDING COMPANY	Delaware
174.	WEST KENTUCKY ENERGY COMPANY	Kentucky
175.	WHITE BUCK COAL COMPANY	West Virginia
176.	WHITE FLAME ENERGY, INC.	West Virginia
177.	WILLIAMS MOUNTAIN COAL COMPANY	West Virginia
178.	WYOMAC COAL COMPANY, INC.	West Virginia

A-5

Appendix B

1.	Fourth Amended and Restated Credit Agreement: The Fourth Amended and Restated Credit Agreement, dated as of May 22, 2013, as amended by Amendment No. 1 thereto, dated as of October 2, 2013, by and among the Company, the subsidiary guarantors party thereto, the lenders party thereto, Citicorp North America, Inc., as Administrative Agent and as Collateral Agent for the Lenders, and the other parties thereto

2.	Amended and Restated Guarantee and Collateral Agreement: The Amended and Restated Guarantee and Collateral Agreement dated as of June 1, 2011 among the Company, each wholly owned domestic subsidiary party thereto and Citicorp North America, Inc., as Collateral Agent

3.	2.375% Convertible Notes Indenture: The Indenture dated as of April 7, 2008, as supplemented by Supplement No. 1 dated as of April 7, 2008 and Supplement No. 2 dated as of July 31, 2009, by and among the Company, and Union Bank, N.A., as trustee

4.	3.25% Convertible Notes Indenture: The Indenture dated as of August 12, 2008, as supplemented by the First Supplemental Indenture dated as of August 12, 2008, the Second Supplemental Indenture dated as of July 20, 2009, the Third Supplemental Indenture dated as of August 28, 2009, the Fourth Supplemental Indenture dated as of April 30, 2010, the Fifth Supplemental Indenture dated as of June 29, 2010 and the Sixth Supplemental Indenture dated as of June 1, 2011, by and among Alpha Appalachia Holdings, Inc. (formerly Massey Energy Company), a Delaware corporation (“Massey”), certain subsidiaries of Massey, as guarantors, and Wilmington Trust Company, as trustee

5.	Senior Notes Indenture: The Indenture dated as of June 1, 2011, as supplemented by Supplement No. 1 dated as of June 1, 2011, Supplement No. 2 dated as of June 1, 2011, Supplement No. 3 dated as of October 11, 2012 and Supplement No. 4 dated as of May 7, 2013 by and among the Company, the guarantors party thereto and Union Bank, N.A., as trustee

B-1

December     , 2013

[Barclays Capital Inc.]

Ladies and Gentlemen:

We have acted as special counsel to Alpha Natural Resources, Inc., a Delaware corporation (the “Company”), in connection with the Company’s offering pursuant to a registration statement on Form S-3 (No. 333-186990) of $300,000,000 aggregate principal amount [(including $45,000,000 aggregate principal amount pursuant to the exercise in full of the underwriters’ overallotment option)] of     % Convertible Senior Notes due 2020 (the “Securities”). Such registration statement, as amended as of its most recent effective date (December     , 2013), insofar as it relates to the Securities (as determined for purposes of Rule 430B(f)(2) under the Securities Act of 1933, as amended (the “Securities Act”)), but excluding the documents incorporated by reference therein and Exhibits 25.1 and 25.2, is herein called the “Registration Statement” the related prospectus dated March 1, 2013, included in the Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Base Prospectus;” the preliminary prospectus supplement dated December     , 2013, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Preliminary Prospectus Supplement” and the related prospectus supplement dated December     , 2013, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Final Prospectus Supplement.” The Base Prospectus and the Preliminary Prospectus Supplement together are herein called the “Pricing Prospectus,” and the Base Prospectus and the Final Prospectus Supplement together are herein called the “Final Prospectus.” This letter is furnished to you pursuant to Section 5(c) of the underwriting agreement dated December     , 2013 (the “Underwriting Agreement”) between the Company and the Company’s subsidiaries listed on Appendix A hereto, as guarantors, and the several underwriters named in Schedule II thereto (the “Underwriters”).

CLEARY GOTTLIEB STEEN & HAMILTON LLP OR AN AFFILIATED ENTITY HAS AN OFFICE IN EACH OF THE CITIES LISTED ABOVE.

Barclays Capital Inc. et al., p. 2

Because the primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or statistical information, and because many determinations involved in the preparation of the Registration Statement, the Pricing Prospectus, the Final Prospectus, the documents incorporated by reference in each of them and the document listed in Schedule I hereto are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion letter to you of even date herewith, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus, the Final Prospectus, the documents incorporated by reference in each of them or the document listed in Schedule I hereto (except to the extent expressly set forth in numbered paragraph 6 of our opinion letter to you of even date herewith), and we make no representation that we have independently verified the accuracy, completeness or fairness of such statements (except as aforesaid). We also are not passing upon and do not assume any responsibility for ascertaining whether or when any of the Pricing Prospectus, the Final Prospectus, the documents incorporated by reference in each of them or the document listed in Schedule I hereto was conveyed to any person for purposes of Rule 159 under the Securities Act.

However, in the course of our acting as special counsel to the Company in connection with its preparation of the Registration Statement, the Pricing Prospectus, the Final Prospectus and the document listed in Schedule I hereto, we participated in conferences and telephone conversations with representatives of the Company, representatives of the independent public accountants for the Company, your representatives and representatives of your counsel, during which conferences and conversations the contents of the Registration Statement, the Pricing Prospectus, the Final Prospectus, portions of certain of the documents incorporated by reference in each of them and the document listed in Schedule I hereto and related matters were discussed, and we reviewed certain corporate records and documents furnished to us by the Company.

Based on our participation in such conferences and conversations and our review of such records and documents as described above, our understanding of the U.S. federal securities laws and the experience we have gained in our practice thereunder, we advise you that:

(a) The Registration Statement (except the financial statements and schedules and other financial and statistical data included therein, as to which we express no view), at the time it became effective, and the Final Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder.

(b) The documents incorporated by reference in the Registration Statement and the Final Prospectus (except the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which we express no view), as of the respective dates of their filing with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Barclays Capital Inc. et al., p. 3

(c) No information has come to our attention that causes us to believe that the Registration Statement, including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting included or incorporated by reference therein, as to which we express no view), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) No information has come to our attention that causes us to believe that the Pricing Prospectus, including the documents incorporated by reference therein, considered together with the document listed in Schedule I hereto (except in each case the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting included or incorporated by reference therein, as to which we express no view), at the time of execution of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) No information has come to our attention that causes us to believe that the Final Prospectus, including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting included or incorporated by reference therein, as to which we express no view), as of the date thereof or hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

We confirm to you that (a) based solely upon email confirmation of receipt of the filing of the Registration Statement and Rule 462(e) under the Securities Act, the Registration Statement is effective under the Securities Act, and (b) based solely upon a telephonic confirmation from a representative of the Commission, no stop order with respect thereto has been issued by the Commission, and to the best of our knowledge, no proceeding for that purpose has been instituted or threatened by the Commission.

We are furnishing this letter to you, [as Manager of the Underwriters], solely for the benefit of the Underwriters in their capacity as such in connection with the offering of the Securities. This letter is not to be relied on by or furnished to any other person or used, circulated, quoted or otherwise referred to for any other purpose. We assume no obligation to advise you, or to make any investigations, as to any legal developments or factual matters arising subsequent to the date hereof that might affect the views expressed herein.

Very truly yours,

Barclays Capital Inc. et al., p. 4

CLEARY, GOTTLIEB STEEN & HAMILTON LLP

By:

Schedule I

Final Term Sheet, dated December     , 2013, in the form filed with the Commission pursuant to Rule 433 under the Securities Act on December     , 2013.

I-1

Appendix A

	Guarantor	Jurisdiction
1.	A.T. MASSEY COAL COMPANY, INC.	West Virginia
2.	ALEX ENERGY, INC.	West Virginia
3.	ALPHA AMERICAN COAL COMPANY, LLC	Delaware
4.	ALPHA AMERICAN COAL HOLDING, LLC	Delaware
5.	ALPHA APPALACHIA HOLDINGS, INC.	Delaware
6.	ALPHA APPALACHIA SERVICES, INC.	West Virginia
7.	ALPHA AUSTRALIA, LLC	Delaware
8.	ALPHA AUSTRALIA SERVICES, LLC	Delaware
9.	ALPHA COAL RESOURCES COMPANY, LLC	Delaware
10.	ALPHA COAL SALES CO., LLC	Delaware
11.	ALPHA COAL WEST, INC.	Delaware
12.	ALPHA EUROPEAN SALES, INC.	Virginia
13.	ALPHA GAS AND OIL COMPANY	Louisiana
14.	ALPHA INDIA, LLC	Delaware
15.	ALPHA LAND AND RESERVES, LLC	Delaware
16.	ALPHA MIDWEST HOLDING COMPANY	Delaware
17.	ALPHA NATURAL RESOURCES INTERNATIONAL, LLC	Delaware
18.	ALPHA NATURAL RESOURCES SERVICES, LLC	Delaware
19.	ALPHA NATURAL RESOURCES, LLC	Delaware
20.	ALPHA PA COAL TERMINAL, LLC	Delaware
21.	ALPHA SHIPPING AND CHARTERING, LLC	Delaware
22.	ALPHA SUB ONE, LLC	Delaware
23.	ALPHA SUB TWO, LLC	Delaware
24.	ALPHA TERMINAL COMPANY, LLC	Delaware
25.	ALPHA WYOMING LAND COMPANY, LLC	Delaware
26.	AMFIRE, LLC	Delaware
27.	AMFIRE HOLDINGS, LLC	Delaware
28.	AMFIRE MINING COMPANY, LLC	Delaware
29.	AMFIRE WV, L.P.	Delaware
30.	APPALACHIA COAL SALES COMPANY, INC.	Virginia
31.	APPALACHIA HOLDING COMPANY	Virginia
32.	ARACOMA COAL COMPANY, INC.	West Virginia
33.	AXIOM EXCAVATING AND GRADING SERVICES, LLC	Delaware
34.	BANDMILL COAL CORPORATION	West Virginia
35.	BANDYTOWN COAL COMPANY	West Virginia
36.	BARBARA HOLDINGS INC.	Delaware
37.	BARNABUS LAND COMPANY	West Virginia

38.	BELFRY COAL CORPORATION	West Virginia
39.	BEN CREEK COAL COMPANY	West Virginia
40.	BIG BEAR MINING COMPANY	West Virginia
41.	BLACK DOG COAL, LLC	Virginia
42.	BLACK KING MINE DEVELOPMENT CO.	West Virginia
43.	BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.	Virginia
44.	BLACK MOUNTAIN RESOURCES LLC	Virginia
45.	BOONE EAST DEVELOPMENT CO.	West Virginia
46.	BOONE WEST DEVELOPMENT CO.	West Virginia
47.	BROOKS RUN MINING COMPANY, LLC	Delaware
48.	BUCHANAN ENERGY COMPANY, LLC	Virginia
49.	CASTLE GATE HOLDING COMPANY	Delaware
50.	CENTRAL PENN ENERGY COMPANY, INC.	Pennsylvania
51.	CENTRAL WEST VIRGINIA ENERGY COMPANY	West Virginia
52.	CERES LAND COMPANY	West Virginia
53.	CLEAR FORK COAL COMPANY	West Virginia
54.	COAL GAS RECOVERY, LLC	Delaware
55.	COBRA NATURAL RESOURCES, LLC	Delaware
56.	CORAL ENERGY SERVICES, LLC	Delaware
57.	CRYSTAL FUELS COMPANY	West Virginia
58.	CUMBERLAND COAL RESOURCES, LP	Delaware
59.	CUMBERLAND EQUIPMENT CORPORATION	Virginia
60.	DEHUE COAL COMPANY	West Virginia
61.	DELBARTON MINING COMPANY	West Virginia
62.	DELTA MINE HOLDING COMPANY	Delaware
63.	DEMETER LAND COMPANY	West Virginia
64.	DICKENSON-RUSSELL COAL COMPANY, LLC	Delaware
65.	DICKENSON-RUSSELL LAND AND RESERVES, LLC	Delaware
66.	DRIH CORPORATION	Delaware
67.	DRY SYSTEMS TECHNOLOGIES, INC.	Delaware
68.	DUCHESS COAL COMPANY	West Virginia
69.	EAGLE ENERGY, INC.	West Virginia
70.	ELK RUN COAL COMPANY, INC.	West Virginia
71.	EMERALD COAL RESOURCES, LP	Delaware
72.	ENTERPRISE MINING COMPANY, LLC	Delaware
73.	ESPERANZA COAL CO., LLC	Delaware
74.	FOUNDATION MINING, LLC	Delaware
75.	FOUNDATION PA COAL COMPANY, LLC	Delaware
76.	FOUNDATION ROYALTY COMPANY	Delaware
77.	FREEPORT MINING, LLC	Delaware
78.	FREEPORT RESOURCES COMPANY, LLC	Delaware

79.	GOALS COAL COMPANY	West Virginia
80.	GREEN VALLEY COAL COMPANY	West Virginia
81.	GREYEAGLE COAL COMPANY	Kentucky
82.	HARLAN RECLAMATION SERVICES LLC	Virginia
83.	HAZY RIDGE COAL COMPANY	West Virginia
84.	HERNDON PROCESSING COMPANY, LLC	West Virginia
85.	HIGHLAND MINING COMPANY	West Virginia
86.	HOPKINS CREEK COAL COMPANY	Kentucky
87.	INDEPENDENCE COAL COMPANY, INC.	West Virginia
88.	JACKS BRANCH COAL COMPANY	West Virginia
89.	JAY CREEK HOLDING, LLC	Delaware
90.	JOBONER COAL COMPANY	Kentucky
91.	KANAWHA ENERGY COMPANY	West Virginia
92.	KEPLER PROCESSING COMPANY, LLC	West Virginia
93.	KINGSTON MINING, INC.	West Virginia
94.	KINGSTON PROCESSING, INC.	West Virginia
95.	KINGSTON RESOURCES, INC.	Kentucky
96.	KINGWOOD MINING COMPANY, LLC	Delaware
97.	KNOX CREEK COAL CORPORATION	Virginia
98.	LAUREL CREEK CO., INC.	Delaware
99.	LAUREN LAND COMPANY	Kentucky
100.	LAXARE, INC.	West Virginia
101.	LITWAR PROCESSING COMPANY, LLC	West Virginia
102.	LOGAN COUNTY MINE SERVICES, INC.	West Virginia
103.	LONG FORK COAL COMPANY	Kentucky
104.	LYNN BRANCH COAL COMPANY, INC.	West Virginia
105.	MAJESTIC MINING, INC.	Texas
106.	MAPLE MEADOW MINING COMPANY	Delaware
107.	MARFORK COAL COMPANY, INC.	West Virginia
108.	MARTIN COUNTY COAL CORPORATION	Kentucky
109.	MAXXIM REBUILD CO., LLC	Delaware
110.	MAXXIM SHARED SERVICES, LLC	Delaware
111.	MAXXUM CARBON RESOURCES, LLC	Delaware
112.	MCDOWELL-WYOMING COAL COMPANY, LLC	Delaware
113.	MILL BRANCH COAL CORPORATION	Virginia
114.	NEW RIDGE MINING COMPANY	Kentucky
115.	NEW RIVER ENERGY CORPORATION	West Virginia
116.	NEWEAGLE COAL SALES CORP.	Virginia
117.	NEWEAGLE DEVELOPMENT CORP.	Virginia
118.	NEWEAGLE INDUSTRIES, INC.	Virginia
119.	NEWEAGLE MINING CORP.	Virginia

120.	NICCO CORPORATION	West Virginia
121.	NICEWONDER CONTRACTING, INC.	West Virginia
122.	NICHOLAS ENERGY COMPANY	West Virginia
123.	NORTH FORK COAL CORPORATION	Virginia
124.	OMAR MINING COMPANY	West Virginia
125.	PARAMONT COAL COMPANY VIRGINIA, LLC	Delaware
126.	PAYNTER BRANCH MINING, INC.	West Virginia
127.	PEERLESS EAGLE COAL CO.	West Virginia
128.	PENNSYLVANIA LAND HOLDINGS COMPANY, LLC	Delaware
129.	PENNSYLVANIA SERVICES CORPORATION	Delaware
130.	PERFORMANCE COAL COMPANY	West Virginia
131.	PETER CAVE MINING COMPANY	Kentucky
132.	PIGEON CREEK PROCESSING CORPORATION	Virginia
133.	PILGRIM MINING COMPANY, INC.	Kentucky
134.	PIONEER FUEL CORPORATION	West Virginia
135.	PIONEER MINING, INC.	West Virginia
136.	PLATEAU MINING CORPORATION	Delaware
137.	POWER MOUNTAIN COAL COMPANY	West Virginia
138.	PREMIUM ENERGY, LLC	Delaware
139.	RAVEN RESOURCES, INC.	Florida
140.	RAWL SALES & PROCESSING CO.	West Virginia
141.	RESOURCE DEVELOPMENT LLC	Virginia
142.	RESOURCE LAND COMPANY LLC	Virginia
143.	RIVER PROCESSING CORPORATION	Delaware
144.	RIVEREAGLE CORP	Virginia
145.	RIVERSIDE ENERGY COMPANY, LLC	West Virginia
146.	RIVERTON COAL PRODUCTION INC.	Delaware
147.	ROAD FORK DEVELOPMENT COMPANY, INC.	Kentucky
148.	ROBINSON-PHILLIPS COAL COMPANY	West Virginia
149.	ROCKSPRING DEVELOPMENT, INC.	Delaware
150.	ROSTRAVER ENERGY COMPANY	Pennsylvania
151.	RUM CREEK COAL SALES, INC.	West Virginia
152.	RUSSELL FORK COAL COMPANY	West Virginia
153.	SCARLET DEVELOPMENT COMPANY	Pennsylvania
154.	SHANNON-POCAHONTAS COAL CORPORATION	West Virginia
155.	SIDNEY COAL COMPANY, INC.	Kentucky
156.	SIMMONS FORK MINING, INC.	West Virginia
157.	SOLOMONS MINING COMPANY	West Virginia
158.	SPARTAN MINING COMPANY	West Virginia
159.	STILLHOUSE MINING LLC	Virginia
160.	STIRRAT COAL COMPANY	West Virginia

161.	STONE MINING COMPANY	Kentucky
162.	SUPPORT MINING COMPANY	West Virginia
163.	SYCAMORE FUELS, INC.	West Virginia
164.	T. C. H. COAL CO.	Kentucky
165.	TENNESSEE CONSOLIDATED COAL COMPANY	Tennessee
166.	TENNESSEE ENERGY CORP.	Tennessee
167.	TOWN CREEK COAL COMPANY	West Virginia
168.	TRACE CREEK COAL COMPANY	Pennsylvania
169.	TUCSON LIMITED LIABILITY COMPANY	West Virginia
170.	TWIN STAR MINING, INC.	West Virginia
171.	VANTAGE MINING COMPANY	Kentucky
172.	WABASH MINE HOLDING COMPANY	Delaware
173.	WARRICK HOLDING COMPANY	Delaware
174.	WEST KENTUCKY ENERGY COMPANY	Kentucky
175.	WHITE BUCK COAL COMPANY	West Virginia
176.	WHITE FLAME ENERGY, INC.	West Virginia
177.	WILLIAMS MOUNTAIN COAL COMPANY	West Virginia
178.	WYOMAC COAL COMPANY, INC.	West Virginia

EXHIBIT B

Opinion of Vaughn R. Groves

See Attached

Exhibit B-1

December     , 2013

[Barclays Capital Inc]

Ladies and Gentlemen:

I am Executive Vice President, General Counsel and Secretary of Alpha Natural Resources, Inc., a Delaware corporation (the “Company”), and have acted as counsel to the Company in connection with the Company’s offering pursuant to a registration statement on Form S-3 (No. 333-186990) of $345,000,000 aggregate principal amount [(including $45,000,000 aggregate principal amount pursuant to the exercise in full of the underwriters’ overallotment option)] of     % Convertible Senior Notes due 2020 (the “Securities”) to be issued under an indenture dated as of June 1, 2011 (the “Base Indenture”), among the Company, certain of the Company’s subsidiaries, as guarantors (the “Guarantors”), and Union Bank, N.A., as trustee (the “Trustee”), as amended by the fifth supplemental indenture, dated as of December     , 2013 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantors and the Trustee. Such registration statement, as amended as of its most recent effective date (December     , 2013), insofar as it relates to the Securities (as determined for purposes of Rule 430B(f)(2) under the Securities Act of 1933, as amended (the “Securities Act”)), but excluding the documents incorporated by reference therein, is herein called the “Registration Statement;” the related prospectus dated March 1, 2013, included in the Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Base Prospectus;” the preliminary prospectus supplement dated December     , 2013, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Preliminary Prospectus Supplement;” and the related prospectus supplement dated December     , 2013, as filed with the Commission pursuant to Rule 424(b) under the Securities Act, but excluding the documents incorporated by reference therein, is herein called the “Final Prospectus Supplement.” The Base Prospectus and the Preliminary Prospectus Supplement together are herein called the “Pricing Prospectus,” and the Base Prospectus and the Final Prospectus Supplement together are herein called the “Final Prospectus.”

This opinion letter is furnished pursuant to Section 5(c) of the underwriting agreement dated December     , 2013 (the “Underwriting Agreement”) between the Company and the subsidiaries of the Company listed in Schedule A thereto and the several underwriters named in Schedule II thereto (the “Underwriters”). Concurrent with the delivery of this opinion, Cleary Gottlieb Steen & Hamilton LLP, special counsel to the Company, is delivering to you a separate opinion to which I refer you for further information regarding legal matters arising under the Underwriting Agreement. Capitalized terms not otherwise defined in this letter shall have the respective meaning ascribed to them by the Underwriting Agreement.

In arriving at the opinions expressed below, I or attorneys under my supervision (with whom I have consulted) have examined and relied on, among other things, the following:

(a)	an executed copy of the Underwriting Agreement;

(b)	the Registration Statement and the documents incorporated by reference therein;

(c)	the Pricing Prospectus, the documents incorporated by reference therein and the final term sheet, dated December , 2013, in the form filed with the Commission pursuant to Rule 433 under the Securities Act on December , 2013 (the “Final Term Sheet”);

(d)	the Final Prospectus and the documents incorporated by reference therein;

(e)	a facsimile copy of the Securities in global form as executed by the Company and authenticated by the Trustee;

(f)	an executed copy of the Indenture;

(g)	copies of each of (i) the respective certificates of incorporation or certificates of formation, as applicable, of the subsidiaries of the Company identified on Schedule I hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”) each as amended to the date of this letter, and (ii) the respective bylaws, limited liability company agreements or partnership agreements, as applicable, of the Subsidiaries, each as amended to the date of this letter (collectively, the “Organizational Documents”); and

(g)	such other documents and certificates as I or the attorneys, paralegals and other professionals under my supervision (with whom I have consulted) have deemed necessary or appropriate as a basis for the opinions set forth below.

In addition, I or attorneys under my supervision (with whom I have consulted) have examined and relied upon the originals or copies, certified or otherwise identified to our satisfaction, of all such records of the Company’s subsidiaries, and such other instruments and certificates of public officials, officers and representatives of the Company and the Subsidiaries, and other persons, and we have made such investigations of facts and law, as we have deemed appropriate as a basis for the opinions expressed below, except that as to the factual matters relevant to the opinions expressed below, we have, without independent investigation, relied upon the documents listed in the preceding paragraph, oral or written statements of officers of the Company and the Subsidiaries, certificates of public officials, and public records. In the examination conducted by me and attorneys under my supervision (with whom I have consulted), we have assumed the legal capacity of all natural persons, the genuineness of the signatures of persons (other than persons signing on behalf of the Company) signing all documents and instruments in connection with which these opinions are rendered, the

2

authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies and the authenticity of the originals of all documents submitted to us as copies.

Based on the foregoing and subject to the qualifications, limitations and assumptions set forth herein, I am of the opinion that:

1. The Company and each of the Subsidiaries has been duly incorporated or formed, as applicable, and is a validly existing corporation, limited liability company or limited partnership, as applicable, in good standing under the laws of its jurisdiction of incorporation or formation other than failures of the Subsidiaries to maintain good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, as applicable, with corporate or other power and authority, as applicable, to own or lease, as the case may be, its properties and conduct its business as described in the Pricing Prospectus considered together with the Final Term Sheet and the Final Prospectus.

2. The execution and delivery of the Indenture have been duly authorized by all necessary corporate or other action, as applicable, of the Subsidiaries, and the Indenture has been duly executed and delivered by each Subsidiary under the laws of its jurisdiction of incorporation or formation, as applicable, as indicated on Schedule I hereto.

3. The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary corporate or other action, as applicable, of the Subsidiaries, and the Underwriting Agreement has been duly executed and delivered by each Subsidiary under the laws of its jurisdiction of incorporation or formation, as applicable, as indicated on Schedule I hereto.

4. None of the execution and delivery of the Underwriting Agreement, the Indenture or the Securities or the performance by the Company and the Subsidiaries of their obligations under the Underwriting Agreement, the Indenture or the Securities, as applicable, conflict with or result in a breach or violation of or an imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to (i) the Organizational Documents of the Subsidiaries, (ii) any Applicable Contract, (iii) any Applicable Law or (iv) any judgment, decree or order applicable to the Company or any of the Subsidiaries of any court or governmental authority, other than, in the case of clauses (ii), (iii) and (iv), such breaches, violations, liens, charges or encumbrances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5. To my knowledge, there are no pending or threatened actions, suits or proceedings by or before any court or governmental agency, authority or body or any arbitrator to which the Company or any of its subsidiaries is a party that would be required to be described in the Registration Statement, the Pricing Prospectus or the Final Prospectus and are not so described.

6. Except as disclosed in the Pricing Prospectus and the Final Prospectus, the Subsidiary Equity Interests are owned by the Company, directly or through subsidiaries. The Subsidiary Equity Interests have been duly authorized and, to the extent certificated, have been validly issued, and all Subsidiary Equity Interests are fully paid and non-assessable.

3

As used in this letter, (i) “Applicable Laws” means those laws, rules or regulations of the United States of America, the State of West Virginia and the Commonwealth of Virginia, which, in my experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement, but excluding any securities laws of any jurisdiction and the rules and regulations of the Financial Industry Regulatory Authority and (ii) “Applicable Contracts” means any agreement or instrument to which the Company or any of the Subsidiaries is a party that is filed as an exhibit to the Registration Statement or any of the documents incorporated by reference in the Final Prospectus.

I have not independently verified or checked the accuracy, completeness or fairness of the statements made or included in the Registration Statement, and I take no responsibility therefor. I am not passing upon and do not assume any responsibility for ascertaining whether or when any of the Pricing Prospectus, the Final Prospectus, the documents incorporated by reference in each of them or the Final Term Sheet was conveyed to any person for purposes of Rule 159 under the Securities Act.

In connection with, and under the circumstances applicable to the offering and sale of the Securities, I or attorneys under my supervision (with whom I have consulted), have participated in conference calls and meetings with certain officers and other representatives of the Company, representatives of KPMG LLP and representatives of and counsel for the Underwriters in the course of the preparation by the Company of the Registration Statement, the Pricing Prospectus and the Final Prospectus. I or attorneys under my supervision (with whom I have consulted), also have reviewed certain records and documents of the Company and its subsidiaries furnished to me, as well as the documents delivered to you on the Closing Date in connection with the offer and sale of the Securities. Based upon our review of the Registration Statement, the Pricing Prospectus and the Final Prospectus, our participation in the conference calls and meetings referred to above and our review of the documents and records as described above, no facts have come to my attention that cause me to believe that:

(A) the Registration Statement, including the documents incorporated by reference therein, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(B) the Pricing Prospectus, including the documents incorporated by reference therein and the Final Term Sheet, at the time of execution of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading; or

(C) the Final Prospectus, including the documents incorporated by reference therein, as of its date and as of the date of this letter, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

4

except that, I express no view or belief in any of clauses (A), (B) or (C) above as to (i) the financial statements, schedules and other financial or accounting information, including any pro forma financial information, statistical data included therein or excluded therefrom, and management’s report on the effectiveness of internal control over financial reporting, and (ii) with respect to clause (A) above, I express no view or belief as to Exhibits 25.1 and 25.2 to the Registration Statement.

The foregoing opinions are limited to the specific issues addressed and to laws existing on the date hereof. Insofar as the foregoing opinions relate to the valid existence and good standing of the Company or any Subsidiary, they are based solely on confirmation from public officials.

I am qualified to practice law in the State of West Virginia and the Commonwealth of Virginia and do not purport to express any opinion herein concerning any law other than the laws of said jurisdictions and the United States of America. In rendering the opinions above, I have assumed that to the extent any document referred to therein is governed by the law of a jurisdiction other than the State of West Virginia or the Commonwealth of Virginia, such document would be interpreted in accordance with its plain meaning. By rendering my opinions, I do not undertake to advise you with respect to any other matter or of any change in such laws or in the interpretations thereof or as to any factual matters that may occur after the date hereof.

[Signature Page Follows]

5

These opinions are being furnished only to the addressees hereof and are solely for their benefit. Neither these opinions nor any statement contained herein may be relied upon, used, circulated, quoted or otherwise referred to for any other purpose, or relied upon by any other person, firm or corporation, without my prior written consent.

Very truly yours,

Vaughn R. Groves
Executive Vice President, General Counsel and Secretary

[Signature Page to General Counsel Opinion pursuant to the Underwriting Agreement]

SCHEDULE I

	Guarantor	Jurisdiction
1.	A.T. MASSEY COAL COMPANY, INC.	West Virginia
2.	ALEX ENERGY, INC.	West Virginia
3.	ALPHA AMERICAN COAL COMPANY, LLC	Delaware
4.	ALPHA AMERICAN COAL HOLDING, LLC	Delaware
5.	ALPHA APPALACHIA HOLDINGS, INC.	Delaware
6.	ALPHA APPALACHIA SERVICES, INC.	West Virginia
7.	ALPHA AUSTRALIA, LLC	Delaware
8.	ALPHA AUSTRALIA SERVICES, LLC	Delaware
9.	ALPHA COAL RESOURCES COMPANY, LLC	Delaware
10.	ALPHA COAL SALES CO., LLC	Delaware
11.	ALPHA COAL WEST, INC.	Delaware
12.	ALPHA EUROPEAN SALES, INC.	Virginia
13.	ALPHA GAS AND OIL COMPANY	Louisiana
14.	ALPHA INDIA, LLC	Delaware
15.	ALPHA LAND AND RESERVES, LLC	Delaware
16.	ALPHA MIDWEST HOLDING COMPANY	Delaware
17.	ALPHA NATURAL RESOURCES INTERNATIONAL, LLC	Delaware
18.	ALPHA NATURAL RESOURCES SERVICES, LLC	Delaware
19.	ALPHA NATURAL RESOURCES, LLC	Delaware
20.	ALPHA PA COAL TERMINAL, LLC	Delaware
21.	ALPHA SHIPPING AND CHARTERING, LLC	Delaware
22.	ALPHA SUB ONE, LLC	Delaware
23.	ALPHA SUB TWO, LLC	Delaware
24.	ALPHA TERMINAL COMPANY, LLC	Delaware
25.	ALPHA WYOMING LAND COMPANY, LLC	Delaware
26.	AMFIRE, LLC	Delaware
27.	AMFIRE HOLDINGS, LLC	Delaware
28.	AMFIRE MINING COMPANY, LLC	Delaware
29.	AMFIRE WV, L.P.	Delaware
30.	APPALACHIA COAL SALES COMPANY, INC.	Virginia
31.	APPALACHIA HOLDING COMPANY	Virginia
32.	ARACOMA COAL COMPANY, INC.	West Virginia
33.	AXIOM EXCAVATING AND GRADING SERVICES, LLC	Delaware
34.	BANDMILL COAL CORPORATION	West Virginia
35.	BANDYTOWN COAL COMPANY	West Virginia
36.	BARBARA HOLDINGS INC.	Delaware
37.	BARNABUS LAND COMPANY	West Virginia
38.	BELFRY COAL CORPORATION	West Virginia
39.	BEN CREEK COAL COMPANY	West Virginia

40.	BIG BEAR MINING COMPANY	West Virginia
41.	BLACK DOG COAL, LLC	Virginia
42.	BLACK KING MINE DEVELOPMENT CO.	West Virginia
43.	BLACK MOUNTAIN CUMBERLAND RESOURCES, INC.	Virginia
44.	BLACK MOUNTAIN RESOURCES LLC	Virginia
45.	BOONE EAST DEVELOPMENT CO.	West Virginia
46.	BOONE WEST DEVELOPMENT CO.	West Virginia
47.	BROOKS RUN MINING COMPANY, LLC	Delaware
48.	BUCHANAN ENERGY COMPANY, LLC	Virginia
49.	CASTLE GATE HOLDING COMPANY	Delaware
50.	CENTRAL PENN ENERGY COMPANY, INC.	Pennsylvania
51.	CENTRAL WEST VIRGINIA ENERGY COMPANY	West Virginia
52.	CERES LAND COMPANY	West Virginia
53.	CLEAR FORK COAL COMPANY	West Virginia
54.	COAL GAS RECOVERY, LLC	Delaware
55.	COBRA NATURAL RESOURCES, LLC	Delaware
56.	CORAL ENERGY SERVICES, LLC	Delaware
57.	CRYSTAL FUELS COMPANY	West Virginia
58.	CUMBERLAND COAL RESOURCES, LP	Delaware
59.	CUMBERLAND EQUIPMENT CORPORATION	Virginia
60.	DEHUE COAL COMPANY	West Virginia
61.	DELBARTON MINING COMPANY	West Virginia
62.	DELTA MINE HOLDING COMPANY	Delaware
63.	DEMETER LAND COMPANY	West Virginia
64.	DICKENSON-RUSSELL COAL COMPANY, LLC	Delaware
65.	DICKENSON-RUSSELL LAND AND RESERVES, LLC	Delaware
66.	DRIH CORPORATION	Delaware
67.	DRY SYSTEMS TECHNOLOGIES, INC.	Delaware
68.	DUCHESS COAL COMPANY	West Virginia
69.	EAGLE ENERGY, INC.	West Virginia
70.	ELK RUN COAL COMPANY, INC.	West Virginia
71.	EMERALD COAL RESOURCES, LP	Delaware
72.	ENTERPRISE MINING COMPANY, LLC	Delaware
73.	ESPERANZA COAL CO., LLC	Delaware
74.	FOUNDATION MINING, LLC	Delaware
75.	FOUNDATION PA COAL COMPANY, LLC	Delaware
76.	FOUNDATION ROYALTY COMPANY	Delaware
77.	FREEPORT MINING, LLC	Delaware
78.	FREEPORT RESOURCES COMPANY, LLC	Delaware
79.	GOALS COAL COMPANY	West Virginia
80.	GREEN VALLEY COAL COMPANY	West Virginia

81.	GREYEAGLE COAL COMPANY	Kentucky
82.	HARLAN RECLAMATION SERVICES LLC	Virginia
83.	HAZY RIDGE COAL COMPANY	West Virginia
84.	HERNDON PROCESSING COMPANY, LLC	West Virginia
85.	HIGHLAND MINING COMPANY	West Virginia
86.	HOPKINS CREEK COAL COMPANY	Kentucky
87.	INDEPENDENCE COAL COMPANY, INC.	West Virginia
88.	JACKS BRANCH COAL COMPANY	West Virginia
89.	JAY CREEK HOLDING, LLC	Delaware
90.	JOBONER COAL COMPANY	Kentucky
91.	KANAWHA ENERGY COMPANY	West Virginia
92.	KEPLER PROCESSING COMPANY, LLC	West Virginia
93.	KINGSTON MINING, INC.	West Virginia
94.	KINGSTON PROCESSING, INC.	West Virginia
95.	KINGSTON RESOURCES, INC.	Kentucky
96.	KINGWOOD MINING COMPANY, LLC	Delaware
97.	KNOX CREEK COAL CORPORATION	Virginia
98.	LAUREL CREEK CO., INC.	Delaware
99.	LAUREN LAND COMPANY	Kentucky
100.	LAXARE, INC.	West Virginia
101.	LITWAR PROCESSING COMPANY, LLC	West Virginia
102.	LOGAN COUNTY MINE SERVICES, INC.	West Virginia
103.	LONG FORK COAL COMPANY	Kentucky
104.	LYNN BRANCH COAL COMPANY, INC.	West Virginia
105.	MAJESTIC MINING, INC.	Texas
106.	MAPLE MEADOW MINING COMPANY	Delaware
107.	MARFORK COAL COMPANY, INC.	West Virginia
108.	MARTIN COUNTY COAL CORPORATION	Kentucky
109.	MAXXIM REBUILD CO., LLC	Delaware
110.	MAXXIM SHARED SERVICES, LLC	Delaware
111.	MAXXUM CARBON RESOURCES, LLC	Delaware
112.	MCDOWELL-WYOMING COAL COMPANY, LLC	Delaware
113.	MILL BRANCH COAL CORPORATION	Virginia
114.	NEW RIDGE MINING COMPANY	Kentucky
115.	NEW RIVER ENERGY CORPORATION	West Virginia
116.	NEWEAGLE COAL SALES CORP.	Virginia
117.	NEWEAGLE DEVELOPMENT CORP.	Virginia
118.	NEWEAGLE INDUSTRIES, INC.	Virginia
119.	NEWEAGLE MINING CORP.	Virginia
120.	NICCO CORPORATION	West Virginia
121.	NICEWONDER CONTRACTING, INC.	West Virginia

122.	NICHOLAS ENERGY COMPANY	West Virginia
123.	NORTH FORK COAL CORPORATION	Virginia
124.	OMAR MINING COMPANY	West Virginia
125.	PARAMONT COAL COMPANY VIRGINIA, LLC	Delaware
126.	PAYNTER BRANCH MINING, INC.	West Virginia
127.	PEERLESS EAGLE COAL CO.	West Virginia
128.	PENNSYLVANIA LAND HOLDINGS COMPANY, LLC	Delaware
129.	PENNSYLVANIA SERVICES CORPORATION	Delaware
130.	PERFORMANCE COAL COMPANY	West Virginia
131.	PETER CAVE MINING COMPANY	Kentucky
132.	PIGEON CREEK PROCESSING CORPORATION	Virginia
133.	PILGRIM MINING COMPANY, INC.	Kentucky
134.	PIONEER FUEL CORPORATION	West Virginia
135.	PIONEER MINING, INC.	West Virginia
136.	PLATEAU MINING CORPORATION	Delaware
137.	POWER MOUNTAIN COAL COMPANY	West Virginia
138.	PREMIUM ENERGY, LLC	Delaware
139.	RAVEN RESOURCES, INC.	Florida
140.	RAWL SALES & PROCESSING CO.	West Virginia
141.	RESOURCE DEVELOPMENT LLC	Virginia
142.	RESOURCE LAND COMPANY LLC	Virginia
143.	RIVER PROCESSING CORPORATION	Delaware
144.	RIVEREAGLE CORP	Virginia
145.	RIVERSIDE ENERGY COMPANY, LLC	West Virginia
146.	RIVERTON COAL PRODUCTION INC.	Delaware
147.	ROAD FORK DEVELOPMENT COMPANY, INC.	Kentucky
148.	ROBINSON-PHILLIPS COAL COMPANY	West Virginia
149.	ROCKSPRING DEVELOPMENT, INC.	Delaware
150.	ROSTRAVER ENERGY COMPANY	Pennsylvania
151.	RUM CREEK COAL SALES, INC.	West Virginia
152.	RUSSELL FORK COAL COMPANY	West Virginia
153.	SCARLET DEVELOPMENT COMPANY	Pennsylvania
154.	SHANNON-POCAHONTAS COAL CORPORATION	West Virginia
155.	SIDNEY COAL COMPANY, INC.	Kentucky
156.	SIMMONS FORK MINING, INC.	West Virginia
157.	SOLOMONS MINING COMPANY	West Virginia
158.	SPARTAN MINING COMPANY	West Virginia
159.	STILLHOUSE MINING LLC	Virginia
160.	STIRRAT COAL COMPANY	West Virginia
161.	STONE MINING COMPANY	Kentucky
162.	SUPPORT MINING COMPANY	West Virginia

163.	SYCAMORE FUELS, INC.	West Virginia
164.	T. C. H. COAL CO.	Kentucky
165.	TENNESSEE CONSOLIDATED COAL COMPANY	Tennessee
166.	TENNESSEE ENERGY CORP.	Tennessee
167.	TOWN CREEK COAL COMPANY	West Virginia
168.	TRACE CREEK COAL COMPANY	Pennsylvania
169.	TUCSON LIMITED LIABILITY COMPANY	West Virginia
170.	TWIN STAR MINING, INC.	West Virginia
171.	VANTAGE MINING COMPANY	Kentucky
172.	WABASH MINE HOLDING COMPANY	Delaware
173.	WARRICK HOLDING COMPANY	Delaware
174.	WEST KENTUCKY ENERGY COMPANY	Kentucky
175.	WHITE BUCK COAL COMPANY	West Virginia
176.	WHITE FLAME ENERGY, INC.	West Virginia
177.	WILLIAMS MOUNTAIN COAL COMPANY	West Virginia
178.	WYOMAC COAL COMPANY, INC.	West Virginia

EXHIBIT C

Form of Lock-Up Agreement

LOCK-UP LETTER AGREEMENT

Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner & Smith

             Incorporated

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Morgan Stanley & Co. LLC

BMO Capital Markets Corp.

Citigroup Global Markets Inc.

Credit Agricole Securities (USA) Inc.

PNC Capital Markets LLC

BB&T Capital Markets, a division of BB&T Securities, LLC

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

    as Manager of the several Underwriters

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of convertible senior notes due 2020 (the “Notes”) of Alpha Natural Resources, Inc. (the “Company”). The Notes are convertible into cash, shares of common stock, par value $0.01 per share (“Common Stock”) of the Company, or a combination thereof, at the Company’s election, at the conversion rate set forth in the Indenture. The Underwriters propose to reoffer the Notes to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus relating to the Offering (as defined in the Underwriting Agreement) (such 90-day period, the “Lock-Up Period”).

The restrictions imposed by this Lock-Up Letter Agreement shall not apply to bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock or other securities, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family (including through trusts or other estate planning entities) or by will or intestate succession, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company) or gifts to a charity or educational institution; provided that it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of the lock-up letter agreement to the same extent as if the transferee/donee were a party hereto (other than a 501(c)(3) tax exempt entity which need not execute a Lock-Up Letter Agreement), (ii) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the Lock-Up Period) and if the undersigned is required to file a report under Section 16(a) of the Exchange Act, the undersigned will include a statement that such transfer or disposition is not a transfer for value, and (iii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition; provided, further that the foregoing conditions (i), (ii) and (iii) shall not apply to up to 100,000 shares of common stock donated or transferred in a manner described above by all officers and directors subject to a Lock-Up Letter Agreement in the aggregate. In addition, the restrictions imposed by this Lock-Up Letter Agreement shall not apply to: (1) sales of shares of common stock upon the exercise of stock options or the vesting, delivery or settlement of restricted shares, restricted stock units or other awards to provide for any withholding taxes on the exercise, vesting, delivery or settlement thereof or to pay the exercise price thereof, in each case pursuant to benefit plans existing on the date hereof, (2) up to 250,000 shares of common stock sold by all officers and directors subject to a Lock-Up Letter Agreement in the aggregate, (3) transactions by any person relating to Common Stock or other securities acquired in open market transactions after the completion of the Offering, provided that no filing by any party under the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (4) (i) sales or other dispositions of Common Stock pursuant to written trading plans designed to comply with Rule 10b5-1 of the Exchange Act (“10b5-1 Plans”) that were existing on or prior to the

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date hereof or (ii) the entry by the undersigned into new 10b5-1 Plans, provided that no sales or other dispositions pursuant to this clause (b)(ii) may occur under such plans until the expiration of the restricted period referred to in the foregoing sentence.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Notes, or if the Offering is not completed by January 11, 2014, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

[Signature page follows]

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The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:             , 2013

Exhibit C-1